EXECUTION COPY













                              Amended and Restated


                              Declaration of Trust


                                       of


                            VIATEL FINANCING TRUST I


                            Dated and Effective as of


                                 April 12, 2000


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                                TABLE OF CONTENTS



                                    ARTICLE I

                         INTERPRETATION AND DEFINITIONS

  SECTION 1.1.  Definitions............................................1

                                   ARTICLE II

                               TRUST INDENTURE ACT

  SECTION 2.1.  Trust Indenture Act: Application.......................8
  SECTION 2.2.  Lists of Holders of Securities.........................9
  SECTION 2.3.  Reports by the Institutional Trustee...................9
  SECTION 2.4.  Periodic Reports to Institutional Trustee..............9
  SECTION 2.5.  Evidence of Compliance with Conditions Precedent......10
  SECTION 2.6.  Events of Default; Waiver.............................10
  SECTION 2.7.  Event of Default; Notice..............................12

                                   ARTICLE III

                                  ORGANIZATION

  SECTION 3.1.  Name..................................................12
  SECTION 3.2.  Office................................................12
  SECTION 3.3.  Purpose...............................................13
  SECTION 3.4.  Authority.............................................13
  SECTION 3.5.  Title to Property of the Trust........................13
  SECTION 3.6.  Powers and Duties of the Regular Trustees.............14
  SECTION 3.7.  Prohibition of Actions by the Trust and the Trustees..17
  SECTION 3.8.  Powers and Duties of the Institutional Trustee........18
  SECTION 3.9.  Certain Duties and Responsibilities of the
                Institutional Trustee.................................20
  SECTION 3.10. Certain Rights of Institutional Trustee...............22
  SECTION 3.11. Delaware Trustee......................................24
  SECTION 3.12. Execution of Documents................................24
  SECTION 3.13. Not Responsible for Recitals or Issuance of
                Securities............................................25
  SECTION 3.14. Duration of Trust.....................................25
  SECTION 3.15. Mergers...............................................25

                                   ARTICLE IV

                                     SPONSOR

  SECTION 4.1.  Sponsor's Purchase of Common Securities...............27
  SECTION 4.2.  Responsibilities of the Sponsor.......................27



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                                    ARTICLE V

                                    TRUSTEES

  SECTION 5.1.  Number of Trustees...................................28
  SECTION 5.2.  Delaware Trustee.....................................28
  SECTION 5.3.  Institutional Trustee; Eligibility...................29
  SECTION 5.4.  Certain Qualifications of Regular Trustees and
                Delaware Trustee Generally...........................29
  SECTION 5.5.  Regular Trustees.....................................30
  SECTION 5.6.  Appointment, Removal and Resignation of Trustees.....30
  SECTION 5.7.  Vacancies Among Trustees.............................32
  SECTION 5.8.  Effect of Vacancies..................................32
  SECTION 5.9.  Meetings.............................................32
  SECTION 5.10. Delegation of Power..................................33
  SECTION 5.11. Merger, Conversion, Consolidation or Succession to
                Business...........................................  33

                                   ARTICLE VI


                                  DISTRIBUTIONS

  SECTION 6.1.   Distributions........................................33

                                   ARTICLE VII


                             ISSUANCE OF SECURITIES

  SECTION 7.1.   General Provisions Regarding Securities..............34
  SECTION 7.2.   Execution and Authentication.........................34
  SECTION 7.3.   Form and Dating......................................35
  SECTION 7.4.   Paying Agent.........................................35
  SECTION 7.5.   CUSIP Numbers........................................36

                                  ARTICLE VIII

                              TERMINATION OF TRUST

  SECTION 8.1.  Termination of Trust..................................36

                                   ARTICLE IX

                              TRANSFER OF INTERESTS

  SECTION 9.1.  Transfer of Securities................................37
  SECTION 9.2.  Transfer of Certificates..............................40
  SECTION 9.3.  Deemed Security Holders...............................40
  SECTION 9.4.  Book Entry Interests..................................41
  SECTION 9.5.  Notices to Clearing Agency............................43
  SECTION 9.6.  Appointment of Successor Clearing Agency..............43
  SECTION 9.7.  Definitive Convertible Preferred Security
                Certificates Under Certain Circumstances..............43
  SECTION 9.8.  Mutilated, Destroyed, Lost or Stolen Certificates.....44



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                                    ARTICLE X

     LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

  SECTION 10.1.  Liability............................................45
  SECTION 10.2.  Exculpation..........................................46
  SECTION 10.3.  Fiduciary Duty.......................................46
  SECTION 10.4.  Indemnification......................................47
  SECTION 10.5.  Outside Business.....................................50

                                   ARTICLE XI

                                   ACCOUNTING

  SECTION 11.1.  Fiscal Year..........................................50
  SECTION 11.2.  Certain Accounting Matters...........................50
  SECTION 11.3.  Banking..............................................51
  SECTION 11.4.  Withholding..........................................51

                                   ARTICLE XII

                             AMENDMENTS AND MEETINGS

  SECTION 12.1.  Amendments...........................................52
  SECTION 12.2.  Meetings of the Holders of Securities; Action
                 by Written Consent...................................54

                                  ARTICLE XIII

        REPRESENTATIONS OF INSTITUTIONAL TRUSTEE AND DELAWARE TRUSTEE

  SECTION 13.1.  Representations and Warranties of Institutional
                 Trustee..............................................56
  SECTION 13.2.  Representations and Warranties of Delaware Trustee...57

                                   ARTICLE XIV

                                  MISCELLANOUS

  SECTION 14.1.  Notices..............................................58
  SECTION 14.2.  Governing Law........................................59
  SECTION 14.3.  Intention of the Parties.............................59
  SECTION 14.4.  Headings.............................................59
  SECTION 14.5.  Successors and Assign................................59
  SECTION 14.6.  Partial Enforceability...............................59
  SECTION 14.7.  Counterparts.........................................60

  Annex 1     Terms of 7 3/4% Convertible Preferred Securities and
              7 3/4% Convertible Common Securities
  Exhibit A-1 Form of Convertible Preferred Security Certificate
  Exhibit A-2 Form of Common Security Certificate
  Exhibit B   Form of Convertible Debenture
  Exhibit C   Form of Placement Agreement


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

                                     AMENDED
                                  AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                            VIATEL FINANCING TRUST I

                                 April 12, 2000

     AMENDED AND RESTATED DECLARATION OF TRUST ("DECLARATION") dated and effective as of April 12, 2000, by the Trustees (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Declaration;

     WHEREAS, the Trustees and the Sponsor established Viatel Financing Trust I (the "TRUST"), a trust under the Delaware Business Trust Act pursuant to a Declaration of Trust dated as of March 30, 2000 (the "ORIGINAL DECLARATION"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on March 30, 2000, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures (as defined herein) of the Debenture Issuer (as defined herein); and

     WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration;

     NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitutes the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.


                                    ARTICLE I

                         INTERPRETATION AND DEFINITIONS

     SECTION 1.1. DEFINITIONS.

     Unless the context otherwise requires:

          (a) capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this
     Section 1.1;

          (b) a term defined anywhere in this Declaration has the same meaning throughout;

          (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

          (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits of or to this Declaration unless otherwise specified;

          (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

          (f) a reference to the singular includes the plural and vice versa.

     "144A Global Certificate" has the meaning assigned such term in Section 9.4(b).

     "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

     "Agent" means any Paying Agent or Conversion Agent.

     "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

     "Book Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.4.

     "Business Day" means any day other than a Saturday, Sunday or any other day on which banking institutions in New York, New York or Wilmington, Delaware are permitted or required by any applicable law to close.

     "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss 3801 et seq., as it may be amended from time to time, or any successor legislation.

     "Certificate"  means  a  Common  Security   Certificate  or  a  Convertible
Preferred Security Certificate.

     "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Convertible Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Convertible Preferred Securities.



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

     "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

     "Closing Date" means April 12, 2000.

     "Closing Price" has the meaning specified in Annex I.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

     "Commission" means the Securities and Exchange Commission.

     "Common Securities Guarantee" means the guarantee agreement to be dated as of April 12, 2000 of the Sponsor in respect of the Common Securities.

     "Common Security" has the meaning specified in Section 7.1.

     "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Exhibit A-2.

     "Common Stock" means the common stock of Viatel, Inc., a Delaware corporation, par value $.01 per share, and any other shares of common stock as may constitute "Common Stock" under the Indenture.

     "Company Indemnified Person" means (a) any Regular Trustee; (b) any Affiliate of any Regular Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Regular Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

     "Conversion Agent" has the meaning specified in Section 7.4.

     "Convertible Preferred Securities Guarantee" means the guarantee agreement to be dated as of April 12, 2000, of the Sponsor in respect of the Convertible Preferred Securities.

     "Convertible Preferred Security" has the meaning specified in Section 7.1.

     "Convertible Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "Convertible   Preferred   Security   Certificate"   means  a   certificate
representing a Preferred Security substantially in the form of Exhibit A-1.



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     "Corporate Trust Office" means the office of the  Institutional  Trustee at which the corporate trust business of the Institutional Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Agreement is located at 101 Barclay Street, Floor 21 West, New York, New York 10286, Attention: Corporate Trust Administration.

     "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

     "Debenture Issuer" means Viatel, Inc., a Delaware corporation, in its capacity as issuer of the Debentures under the Indenture.

     "Debenture Trustee" means The Bank of New York, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

     "Debentures" means the series of Debentures to be issued by the Debenture Issuer under the Indenture to be held by the Institutional Trustee, a specimen certificate for such series of Debentures being Exhibit B.

     "Delaware Trustee" has the meaning set forth in Section 5.1.

     "Definitive Convertible Preferred Security Certificates" has the meaning set forth in Section 9.4.

     "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.1.

     "DTC" means The Depository Trust Company, the initial Clearing Agency.

     "Event of Default" in respect of the Securities means an Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Debentures.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

     "Fiduciary  Indemnified  Person"  has the  meaning  set  forth  in  Section
10.4(b).

     "Global Certificate" has the meaning set forth in Section 9.4(a).

     "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

     "Indemnified Person" means each Company Indemnified Person and each Fiduciary Indemnified Person.

     "Indenture" means the Indenture dated as of April 12, 2000 between the Debenture Issuer and the Debenture Trustee.

     "Institutional   Trustee"  means  the  Trustee   meeting  the   eligibility
requirements set forth in Section 5.3.

     "Institutional  Trustee  Account"  has the  meaning  set  forth in  Section
3.8(c).

     "Investment Company" means an investment company as defined in the Investment Company Act.

     "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

     "Investment Company Event" has the meaning set forth in Annex I hereto.

     "Legal Action" has the meaning set forth in Section 3.6(g).

     "Liquidated Distribution" has the meaning specified in the terms of the Securities as set forth in Annex I.

     "Majority in liquidation amount of the Securities" means, except as provided in the terms of the Convertible Preferred Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Convertible Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

     "Ministerial Action" has the meaning set forth in the terms of the Securities as set forth in Annex I.

     "Offered Securities" means the Convertible Preferred Securities, the Convertible Preferred Securities Guarantee, the Debentures, the shares of Common Stock issuable upon conversion of the Debentures and the rights attached thereto.

     "Officers' Certificate" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:



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

          (a) a statement that each officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

          (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

          (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

     "Option Closing Date" means the date of closing of any sale of Additional Securities (as defined in the Placement Agreement).

     "Paying Agent" has the meaning specified in Section 3.8(h).

     "Payment Amount" has the meaning set forth in Section 6.1.

     "Person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     "Placement Agreement" means the Placement Agreement for the offering and sale of Convertible Preferred Securities in the form of Exhibit C.

     "PORTAL Market" means the Private Offerings, Resales and Trading through Automated Linkages Market operated by the National Association of Securities Dealers, Inc. or any successor thereto.

     "Preferred Securities Registration Rights Agreement" means the registration rights agreement dated April 6, 2000, among Viatel, Inc., the Trust and Morgan
Stanley & Co. Incorporated, Salomon Smith Barney Inc. and Bank of America Securities LLC as initial purchasers (the "Initial Purchasers"), relating to the Convertible Preferred Securities.

     "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

     "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

     "Regular Trustee" has the meaning set forth in Section 5.1.



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

     "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

     "Responsible Officer" means, with respect to the Institutional Trustee, any officer within the Corporate Trust Office of the Institutional Trustee, including any vice president, any assistant vice president, the treasurer, any assistant treasurer or other officer of the Corporate Trust Office of the Institutional Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject and who has direct responsibility for the administration of this Declaration.

     "Restricted Security" has the meaning specified in Section 9.1(d).

     "Rule 144A" means Rule 144A as promulgated under the Securities Act, or any successor rule.

     "Rule 144(k)" means Rule 144(k) as promulgated under the Securities Act, or any successor rule.

     "Rule 3a-5" means Rule 3a-5 under the Investment Company Act or any successor rule.

     "Securities" means the Common Securities and the Convertible Preferred Securities.

     "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

     "Securities Guarantees" means the Common Securities Guarantee and the Convertible Preferred Securities Guarantee.

     "Special Event" has the meaning set forth in Annex I hereto.

     "Sponsor" or "Viatel" means Viatel, Inc., a Delaware corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

     "Super Majority" has the meaning set forth in Section 2.6(a)(ii).

     "Tax Event" has the meaning set forth in Annex I hereto.

     "Transfer Restriction Termination Date" means the earlier of the first date on which (i) the Securities and any Common Stock issued or issuable upon the conversion or exchange thereof (other than (A) Securities acquired by the Trust or any Affiliate thereof and (B) Common Stock issued upon the conversion or exchange of any Security described in clause (A) above) may be sold pursuant to Rule 144(k) and (ii) all the Securities have been sold pursuant to an effective registration statement.

     "Treasury   Regulations"  means  the  income  tax  regulations,   including
temporary and proposed regulations, promulgated under the Code by the United States Treasury.

     "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

     "Trust Property" means (i) the Debentures, (ii) any cash on deposit in, or owing to, the Institutional Trustee Account and (iii) all proceeds and rights in respect of the foregoing to be held by the Institutional Trustee pursuant to the terms of this Declaration for the benefit of the Holders of the Securities.

     "25% in liquidation amount of the Securities" means, except as provided in the terms of the Convertible Preferred Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Convertible Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 25% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.


                                   ARTICLE II

                               TRUST INDENTURE ACT

     SECTION 2.1. TRUST INDENTURE ACT: APPLICATION.

     (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions. The Trust Indenture Act shall be


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

applicable to this Declaration except as otherwise set forth herein, as if the Securities had been sold pursuant to an effective registration statement.

     (b) The Institutional Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

     (c) If, and to the extent that, any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such duties imposed under the Trust Indenture Act shall control.

     (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

     SECTION 2.2. LISTS OF HOLDERS OF SECURITIES.

     (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Institutional Trustee (i) within 14 days after each record date for payment of Distributions, a list in such form as the Institutional Trustee may reasonably require of the names and addresses of the Holders of the Securities ("LIST OF HOLDERS") as of such record date, provided that, neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Institutional Trustee by the Sponsor and the Regular Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Institutional Trustee. The Institutional Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in the Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that, the Institutional Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

     (b) The Institutional Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

     SECTION 2.3. REPORTS BY THE INSTITUTIONAL TRUSTEE.

     Within 60 days after May 15 of each year, the Institutional Trustee shall provide to the Holders of the Convertible Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Institutional Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

     SECTION 2.4. PERIODIC REPORTS TO INSTITUTIONAL TRUSTEE.

     Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee such documents, reports and information as


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

required  by Section  314 (if any) and the  compliance  certificate  required by
Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

     Delivery of such reports, information and documents to the Institutional Trustee is for informational purposes only and the Institutional Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Sponsor's compliance with any of its covenants hereunder (as to which the Institutional Trustee is entitled to rely exclusively on Officers' Certificates).

     SECTION 2.5. EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT.

     Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

     SECTION 2.6. EVENTS OF DEFAULT; WAIVER.

     (a) The Holders of a Majority in liquidation amount of Convertible Preferred Securities may by vote on behalf of the Holders of all of the Convertible Preferred Securities, waive any past Event of Default in respect of the Convertible Preferred Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

          (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

          (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "SUPER MAJORITY") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Convertible Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

     The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Convertible Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the

Convertible Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Convertible Preferred Securities of an Event of Default with respect to the Convertible Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

     (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

          (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; or

          (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this
     Section 2.6(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, that each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Convertible Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Institutional Trustee shall act solely on behalf of the Holders of the Convertible Preferred Securities and only the Holders of the Convertible Preferred Securities will have the right to direct the Institutional Trustee to act in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

     (c) A waiver of an Event of Default under the Indenture by the Institutional Trustee at the direction of the Holders of the Convertible Preferred Securities, constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section

316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

     SECTION 2.7. EVENT OF DEFAULT; NOTICE.

     (a) The Institutional Trustee shall, within 90 days after the occurrence of an Event of Default actually known to a Responsible Officer of the Institutional Trustee, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all such defaults with respect to the Securities unless such defaults have been cured before the giving of such notice (the term "DEFAULTS" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures or in the payment of any sinking fund installment established for the Debentures, the Institutional Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Institutional Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities. Any such notice given pursuant to this Section 2.7(a) shall state that an Event of Default under the Indenture also constitutes an Event of Default under this Declaration.

     (b) The Institutional Trustee shall not be deemed to have knowledge of any default except:

          (i) a default under Sections 5.1(a) and 5.1(b) of the Indenture; or

          (ii) any default as to which the Institutional Trustee shall have received written notice or of which a Responsible Officer of the Institutional Trustee charged with the administration of the Declaration shall have actual knowledge.

                                   ARTICLE III

                                  ORGANIZATION

     SECTION 3.1. NAME.

     The Trust is named "Viatel Financing Trust I" as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

     SECTION 3.2. OFFICE.

     The address of the principal office of the Trust is c/o Viatel, Inc., 685 Third Avenue, 24th Floor, New York, New York 10017, Attention: General Counsel.

On at least ten Business Days written notice to the Holders of Securities, the Regular Trustees may designate another principal office.

     SECTION 3.3. PURPOSE.

     The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the proceeds from such sale to acquire the Debentures, and
(b) except as otherwise limited herein, to engage in only those other activities necessary, or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

     SECTION 3.4. AUTHORITY

     (a) Subject to the limitations provided in this Declaration and to the specific duties of the Institutional Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Institutional Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

     (b) Except as expressly set forth in this Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

     (c) Except as otherwise required by the Business Trust Act or applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6, provided, that the registration statement referred to in Section 3.6, including any amendments thereto, shall, subject to Section 3.4(d), be signed by all of the Regular Trustees; and

     (d) A Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of executing any documents which the Regular Trustees have power and authority to cause the Trust to execute pursuant to Section 3.6.

     SECTION 3.5. TITLE TO PROPERTY OF THE TRUST

     Except as provided in Section 3.8 with respect to the Debentures and the Institutional Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders of Securities shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

     SECTION 3.6. POWERS AND DUTIES OF THE REGULAR TRUSTEES

     The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

          (a) to issue and sell the Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Convertible Preferred Securities and no more than one series of Common Securities, and provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to a simultaneous issuance of both Convertible Preferred Securities and Common Securities on the Closing Date and Option Closing Date, if any;

          (b) in connection with the issue and sale of the Securities to:

               (i) execute, if necessary, an offering memorandum (the "OFFERING MEMORANDUM") in preliminary and final form prepared by the Sponsor, in relation to the offering and sale of Convertible Preferred Securities to qualified institutional buyers in reliance on Rule 144A under the Securities Act and to execute and file with the Commission, at such time as determined by the Sponsor, a registration statement on Form S-3 prepared by the Sponsor, including any amendments thereto in relation to the Convertible Preferred Securities;

               (ii) execute and deliver letters, documents, or instruments with The Depository Trust Company relating to the Convertible Preferred Securities;

               (iii) execute and file with the Commission, at such time as determined by the Sponsor, a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor relating to the registration of the Convertible Preferred Securities under Section 12(b) of the Exchange Act;

               (iv) execute and enter into any agreements, other than the Placement Agreement and the Preferred Securities Registration Rights Agreement, providing for the sale of the Securities;

               (v) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Convertible Preferred

          Securities in any State in which the Sponsor has determined to qualify or register such Convertible Preferred Securities for sale or resale, as the case may be; and

               (vi) take all actions and perform such duties as may be required of the Regular Trustees to open checking, deposit or similar banking accounts as may be necessary in connection with the issuance and sale of the Securities;

          (c) to acquire the Debentures with the proceeds of the sale of the Convertible Preferred Securities and the Common Securities; provided, however, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Institutional Trustee for the benefit of the Holders of the Convertible Preferred Securities and the Holders of Common Securities;

          (d) to give the Sponsor and the Institutional Trustee prompt written notice of the occurrence of a Special Event; provided that the Regular Trustees shall consult with the Sponsor and the Institutional Trustee before taking or refraining from taking any Ministerial Action in relation to a Special Event;

          (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316 (c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Convertible Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

          (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities;

          (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("LEGAL ACTION"), unless pursuant to Section 3.8(e), the Institutional Trustee has the exclusive power to bring such Legal Action;

          (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants, and pay reasonable compensation for such services;

          (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

          (j) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Institutional Trustee, which certificate may be executed by any Regular Trustee;

          (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

          (l) to act as, or appoint another Person to act as, registrar, transfer agent, Paying Agent and Conversion Agent for the Securities;

          (m) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

          (n) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

          (o) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Convertible Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

          (p) to take any action, not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

               (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

               (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

               (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes,

     provided that such action does not adversely affect the interests of Holders or vary the terms of the Convertible Preferred Securities;

          (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust;

          (r) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to Section 11.2 herein; and

          (s) to the extent provided in this Declaration, the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of any certificate of cancellation with the Secretary of State of the State of Delaware.

     The Regular Trustees must exercise the powers set forth in this Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

     Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Institutional Trustee set forth in Section 3.8.

     Any expenses incurred by the Regular Trustees pursuant to this Section 3.6 shall be reimbursed by the Sponsor.

     The Trust initially appoints the Institutional Trustee as transfer agent and registrar for the Convertible Preferred Securities.

     SECTION 3.7. PROHIBITION OF ACTIONS BY THE TRUST AND THE TRUSTEES

     (a) The Trust shall not, and the Trustees (including the Institutional Trustee) shall cause the Trust not to engage in any activity other than as required or authorized by this Declaration. In particular the Trust shall not and the Trustees (including the Institutional Trustee) shall cause the Trust not to:

          (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

          (ii) acquire any assets other than as expressly provided herein;

          (iii) possess Trust property for other than a Trust purpose;

          (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

          (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever except as permitted by the terms of this Declaration;

          (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

          (vii) other than as provided  in this  Declaration  or Annex I hereto,
     (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is not waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that (x) the Trust will be deemed an Investment Company required to be registered under the Investment Company Act or (y) the Trust will not be classified as a grantor trust for United States federal income tax purposes.

     SECTION 3.8. POWERS AND DUTIES OF THE INSTITUTIONAL TRUSTEE

     (a) The legal title to the Debentures shall be owned by and held of record in the name of the Institutional Trustee in trust for the benefit of the Trust and the Holders of the Securities. The right, title and interest of the Institutional Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Institutional Trustee in accordance with
Section 5.6. To the fullest extent permitted by law, such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

     (b) The Institutional Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Institutional Trustee does not also act as Delaware Trustee).

     (c) The Institutional Trustee shall:

          (i) establish and maintain a segregated non-interest bearing trust account (the "INSTITUTIONAL TRUSTEE ACCOUNT") in the name of and under the exclusive control of the Institutional Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Institutional Trustee, deposit such funds into the Institutional Trustee Account and make payments to the Holders of the Convertible Preferred Securities and Holders of the Common Securities from the Institutional Trustee Account in accordance with Section 6.1. Funds in the Institutional Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Institutional Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Convertible Preferred Securities (or, if the Convertible Preferred Securities are not rated, the rating assigned to Viatel's senior debt) by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

          (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Convertible Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature;

          (iii) engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Trust Property in accordance with the terms of this Declaration; and

          (iv) to the extent provided for in this Declaration, take such ministerial actions necessary in connection with the winding up of the affairs of and liquidation of the Trust.

     (d) The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of the Securities.

     (e) The Institutional Trustee shall take any Legal Action which arises out of or in connection with, an Event of Default of which a Responsible Officer of the Institutional Trustee has actual knowledge, or the Institutional Trustee's duties and obligations under this Declaration or the Trust Indenture Act; provided, however, that if a Declaration Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Convertible Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Convertible Preferred Securities of such Holder (a "DIRECT ACTION") on or after the respective due date specified in the Debentures and provided, further, that if the Institutional Trustee fails to enforce its rights under the Debentures, any Holder of Convertible Preferred Securities may, to the fullest extent permitted by law, institute a legal proceeding against any Person to enforce the Institutional Trustee's rights under the Debentures. In connection with such Direct Action, the Holders of the Common Securities will be subrogated to the rights of such Holder of Convertible Preferred Securities to the extent of any payment made by the Debenture Issuer to such Holder of Convertible Preferred Securities in such Direct Action. Except as provided in the preceding sentences, the Holders of Convertible Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

     (f) The Institutional Trustee shall continue to serve as a Trustee until either:

          (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

          (ii) a Successor Institutional Trustee has been appointed and has accepted that appointment in accordance with Section 5.6.

     (g) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer of the Institutional Trustee occurs and is continuing, the Institutional Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

     (h) The Institutional Trustee may authorize one or more Persons (each, a "PAYING AGENT") to pay Distributions, redemption payments or Liquidation Distributions on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Institutional Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Institutional Trustee.

     (i) Subject to this Section 3.8, the Institutional Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

     The  Institutional  Trustee  must  exercise  the  powers  set forth in this
Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Institutional Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

     SECTION 3.9. CERTAIN DUTIES AND RESPONSIBILITIES OF THE INSTITUTIONAL TRUSTEE.

     (a) The Institutional Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Institutional Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Institutional Trustee has actual knowledge, the Institutional Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (b) No provision of this Declaration shall be construed to relieve the Institutional Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

               (A) the duties and obligations of the Institutional Trustee shall be determined solely by the express provisions of this Declaration and the Institutional Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Institutional Trustee; and

               (B) in the absence of bad faith on the part of the Institutional Trustee, the Institutional Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the
          Institutional Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Institutional Trustee, the Institutional Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein);

          (ii) the Institutional Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Institutional Trustee, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration;

          (iv) no provision of this Declaration shall require the Institutional Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Institutional Trustee against such risk or liability is not reasonably assured to it;

          (v) the Institutional Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Institutional Trustee Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration and the Trust Indenture Act;

          (vi) the Institutional Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

          (vii) the Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Institutional Trustee Account maintained by the Institutional Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

          (viii) the Institutional Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Institutional Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor.

     SECTION 3.10. CERTAIN RIGHTS OF INSTITUTIONAL TRUSTEE

     (a) Subject to the provisions of Section 3.9:

          (i) the Institutional Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

          (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

          (iii) whenever in the administration of this Declaration, the Institutional Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

          (iv) the Institutional Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

          (v) the Institutional Trustee may consult with counsel of its selection or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion. Such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

          (vi) the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Institutional Trustee security and indemnity, reasonably satisfactory to the Institutional Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Institutional Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Institutional Trustee provided, that, nothing contained in this Section 3.10(a)(vi) shall be taken to (a) require the Holders of Convertible Preferred Securities to offer such indemnity in the event such Holders direct the Institutional Trustee to take any action it is empowered to take under this Declaration following an Event of Default or (b) relieve the Institutional Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

          (vii) the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Institutional Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit at the expense of the Sponsor;

          (viii) the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (ix) any action taken by the Institutional Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional

     Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustee's or its agent's taking such action;

          (x) whenever in the administration of this Declaration the Institutional Trustee shall deem it desirable to receive written instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Institutional Trustee (i) may request written instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Institutional Trustee under the terms of the Securities in respect of such remedy, right or action,
     (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in or accordance with such instructions;

          (xi) except as otherwise expressly provided by this Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

          (xii) the Institutional Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

     (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional Trustee shall be construed to be a duty.

     SECTION 3.11. DELAWARE TRUSTEE.

     Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees, the Institutional Trustee or the Trustees generally (except as may be required under the Business Trust Act) described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.

     SECTION 3.12. EXECUTION OF DOCUMENTS.

     Except as otherwise required by the Business Trust Act or other applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to Section 3.6; provided that, the registration statement referred to in Section 3.6(b)(i), including any amendments thereto, shall, subject to
Section 3.4(d), be signed by all of the Regular Trustees.

     SECTION 3.13. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

     The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

     SECTION 3.14. DURATION OF TRUST.

     The Trust, unless dissolved pursuant to the provisions of Article VIII hereof, shall have existence for 35 years from April 15, 2000.

     SECTION 3.15. MERGERS.

     (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any corporation or other body, except as described in Section 3.15(b) and (c) or in Section 3 of Annex I.

     (b) The Trust may, with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Institutional Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State; provided that

          (i) such successor entity (the "SUCCESSOR ENTITY") either:

               (A) expressly assumes all of the obligations of the Trust under the Securities; or

               (B) substitutes for the Convertible Preferred Securities other securities having substantially the same terms as the Convertible Preferred Securities (the "SUCCESSOR SECURITIES") so long as the
          Successor Securities rank the same as the Convertible Preferred Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

          (ii) the Debenture Issuer expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Institutional Trustee as the Holder of the Debentures;

          (iii) such merger, consolidation, amalgamation or replacement does not cause the Convertible Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

          (iv) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the Successor Entity);

          (v) such Successor Entity has a purpose identical to that of the Trust;

          (vi) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

               (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the Successor Entity);

               (B)  following  such  merger,   consolidation,   amalgamation  or
          replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

               (C) following such merger, consolidation, amalgamation or replacement, the Trust (or such Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes; and

          (vii) the Sponsor guarantees the obligations of the Successor Entity under the Successor Securities at least to the extent provided by the Securities Guarantees.

     (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it, if such consolidation, amalgamation, merger or replacement would cause the Trust or the Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                   ARTICLE IV

                                     SPONSOR

     SECTION 4.1. SPONSOR'S PURCHASE OF COMMON SECURITIES.

     On the Closing Date and the Option Closing Date the Sponsor will purchase all of the Common Securities issued by the Trust, in an amount equal to at least 3% of the capital of the Trust, at the same time as the Convertible Preferred Securities are sold.

     SECTION 4.2. RESPONSIBILITIES OF THE SPONSOR.

     In connection with the issue and sale of the Convertible Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

          (a) prepare and execute, if necessary, the Offering Memorandum in preliminary and final form, in relation to the offering and sale by the Trust of Convertible Preferred Securities to qualified institutional buyers in reliance on Rule 144A under the Securities Act;

          (b) to prepare for filing by the Trust with the Commission a registration statement on Form S-3 in relation to the Securities, including any amendments thereto;

          (c) prepare, execute and file an application to the PORTAL Market and, at such time as determined by the Sponsor, to the New York Stock Exchange or any other national stock exchange or the Nasdaq Stock Market's National Market for listing or quotation of the Convertible Preferred Securities;

          (d) prepare for execution and filing by the Trust of documents, or instruments to be delivered to The Depository Trust Company relating to the Convertible Preferred Securities;

          (e) prepare for execution and filing by the Trust of a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor relating to the registration of the Convertible Preferred Securities under Section 12(b) of the Exchange Act;

          (f) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Convertible Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

          (g) to negotiate the terms of, and execute, the Placement Agreement providing for the sale of the Convertible Preferred Securities; and

          (h) to negotiate the terms of, and execute, the Preferred Securities Registration Rights Agreement providing for, among other things, the registration under the Securities Act of resales from time to time of the Convertible Preferred Securities.

                                    ARTICLE V

                                    TRUSTEES

     SECTION 5.1. NUMBER OF TRUSTEES.

     The number of Trustees initially shall be five (5), and:

          (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

          (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; provided, however, that the number of Trustees shall in no event be less than two (2); provided further, that
     (i) one Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware (the "DELAWARE TRUSTEE"); (ii) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Sponsor (a "REGULAR TRUSTEE"); and (iii) one Trustee shall be the Institutional Trustee, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

     SECTION 5.2. DELAWARE TRUSTEE.

     If required by the Business Trust Act, one Trustee shall be:

          (a) a natural person who is a resident of the State of Delaware; or

          (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law;

provided that, if the Institutional Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Institutional Trustee shall also be the Delaware Trustee and Section
3.11 shall have no application.

     The Initial Delaware Trustee shall be: The Bank of New York (Delaware).

     SECTION 5.3. INSTITUTIONAL TRUSTEE; ELIGIBILITY.

     (a)  There  shall  at  all  times  be  one  Trustee   which  shall  act  as
Institutional Trustee which shall:

          (i) not be an Affiliate of the Sponsor; and

          (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the
     Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

     (b) If at any time the Institutional Trustee shall cease to be eligible to so act under Section 5.3(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c).

     (c) If the Institutional Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Institutional Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

     (d) The Convertible Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

     (e) The initial Institutional Trustee shall be: The Bank of New York.

     SECTION 5.4. CERTAIN QUALIFICATIONS OF REGULAR TRUSTEES AND DELAWARE TRUSTEE GENERALLY.

     Each Regular Trustee and the Delaware Trustee (unless the Institutional Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

     SECTION 5.5. REGULAR TRUSTEES.

     The initial Regular Trustees shall be:

     Michael J. Mahoney
     Allan L. Shaw
     James P. Prenetta

     (a) Except as expressly set forth in this Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

     (b) Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act or applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6, provided, that, the registration statement referred to in Section 3.6, including any amendments thereto, shall, subject to Section 3.4(d), be signed by all of the Regular Trustees; and

     (c) a Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Regular Trustees have power and authority to cause the Trust to execute pursuant to Section 3.6.

     SECTION 5.6. APPOINTMENT, REMOVAL AND RESIGNATION OF TRUSTEES.

     (a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

          (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

          (ii) after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities.

     (b) (i) The Trustee that acts as Institutional Trustee shall not be removed in accordance with Section 5.6(a) until a Successor Institutional Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Institutional Trustee and delivered to the Regular Trustees and the Sponsor; and

     (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "SUCCESSOR DELAWARE TRUSTEE") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

     (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

          (i) No such resignation of the Trustee that acts as the Institutional Trustee shall be effective:

               (A) until a Successor Institutional Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Institutional Trustee and delivered to the Trust, the Sponsor and the resigning Institutional Trustee; or

               (B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the holders of the Securities; and

          (ii) no such  resignation  of the  Trustee  that acts as the  Delaware
     Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

     (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Institutional Trustee as the case may be if the Institutional Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6.

     (e) If no Successor Institutional Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section
5.6 within 60 days after delivery of an instrument of resignation or removal, the Institutional Trustee or Delaware Trustee resigning or being removed, as applicable, may petition, at the expense of the Sponsor, any court of competent jurisdiction for appointment of a Successor Institutional Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

     (f) No Institutional Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

     SECTION 5.7. VACANCIES AMONG TRUSTEES.

     If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

     SECTION 5.8. EFFECT OF VACANCIES.

     The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

     SECTION 5.9. MEETINGS.

     If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustee or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.

     SECTION 5.10. DELEGATION OF POWER.

     A Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing.

     The Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

     SECTION 5.11. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

     Any corporation into which the Institutional Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Institutional Trustee or the Delaware Trustee, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.


                                   ARTICLE VI

                                  DISTRIBUTIONS

     SECTION 6.1. DISTRIBUTIONS.

     Holders of Securities shall receive Distributions (as defined herein) in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Convertible Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including Compound Interest (as defined in the Indenture) and Additional Sums (as defined in the Indenture)), premium and/or principal on the Debentures held by the Institutional Trustee (the amount of any such payment being a "PAYMENT AMOUNT"), the Institutional Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "DISTRIBUTION") of the Payment Amount to Holders.

                                   ARTICLE VII

                             ISSUANCE OF SECURITIES

     SECTION 7.1. GENERAL PROVISIONS REGARDING SECURITIES.

     (a) The Regular Trustees shall on behalf of the Trust issue one class of convertible preferred securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "CONVERTIBLE PREFERRED SECURITIES") and one class of convertible common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "COMMON SECURITIES"). The Trust shall issue no securities or other interests in the assets of the Trust other than the Convertible Preferred Securities and the Common Securities.

     (b) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

     (c) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

     (d) Every Person, by virtue of having become a Holder or a Convertible Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of and shall be bound by this Declaration.

     SECTION 7.2. EXECUTION AND AUTHENTICATION.

     (a) The Certificates shall be signed on behalf of the Trust by a Regular Trustee. In case any Regular Trustee of the Trust who shall have signed any of the Securities shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee.

     (b) One Regular Trustee shall sign the Convertible Preferred Securities for the Trust by manual or facsimile signature. Unless otherwise determined by the Trust, such signature shall, in the case of Common Securities, be a manual signature.

     A Convertible Preferred Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Institutional Trustee. The signature shall be conclusive evidence that the Convertible Preferred Security has been authenticated under this Declaration.

     Upon a written order of the Trust signed by one Regular Trustee, the Institutional Trustee shall authenticate the Convertible Preferred Securities for original issue.

     The Institutional Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Convertible Preferred Securities. An authenticating agent may authenticate Convertible Preferred Securities whenever the Institutional Trustee may do so. Each reference in this Declaration to authentication by the Institutional Trustee includes authentication by such agent. An authenticating agent has the same rights as the Institutional Trustee to deal with the Company or an Affiliate.

     SECTION 7.3. FORM AND DATING.

     The Convertible Preferred Securities and the Institutional Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1 and the Common Securities shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Declaration. Certificates may be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof. The Securities may have letters, numbers, notations, other marks of identification or designation or other changes or additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice and such legends or endorsements required by law, stock exchange rule and agreements to which the Trust is subject, if any (provided that any such notation, legend or endorsement is in a form acceptable to the Trust). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-1 to the Institutional Trustee in writing. Each Convertible Preferred Security Certificate shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Declaration and, to the extent applicable, the Institutional Trustee and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby.

     SECTION 7.4. PAYING AGENT.

     The Trust shall maintain in the Borough of Manhattan, City of New York, State of New York, an office or agency where Convertible Preferred Securities not held in book-entry only form may be presented for payment ("PAYING Agent"). The Trust shall maintain an office or agency where Securities may be presented for conversion ("CONVERSION AGENT"). The Trust may appoint the Paying Agent and the Conversion Agent and may appoint one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent. The Trust may change any Paying Agent or Conversion Agent without prior notice to any Holder. The Trust shall notify the Institutional Trustee in writing of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Paying Agent or Conversion Agent, the Institutional Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent or Conversion Agent. The Trust shall act as Paying Agent and Conversion Agent for the Common Securities.

     The Trust initially appoints The Bank of New York, 101 Barclay Street, Floor 21 West, New York, New York 10286, Attention: Corporate Trust Administration, as Paying Agent and Conversion Agent for the Convertible Preferred Securities.

     SECTION 7.5. CUSIP NUMBERS

     The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                  ARTICLE VIII

                      DISSOLUTION AND TERMINATION OF TRUST

     SECTION 8.1. DISSOLUTION AND TERMINATION OF TRUST.

     (a) The Trust shall dissolve:

          (i) upon the bankruptcy of the Sponsor or the Holder of the Common Securities;

          (ii) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor or the Holder of the Common Securities; upon the consent of at least a Majority in liquidation amount of the Securities voting together as a single class to dissolve the Trust; or the revocation of the Sponsor's charter or the charter of the Holder of the Common Securities and the expiration of 90 days after the date of revocation without a reinstatement thereof;

          (iii) upon the entry of a decree of judicial dissolution of the Sponsor, the Trust or the Holder of the Common Securities;

          (iv) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

          (v) upon the occurrence and continuation of a Special Event pursuant to which the Trust shall have been dissolved in accordance with the terms of the Securities and all of the Debentures held by the Institutional Trustee shall have been distributed to the Holders of Securities in exchange for all of the Securities;

          (vi) upon the written direction to the Institutional Trustee from the Sponsor at any time to dissolve the Trust and, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, the distribution of Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of the Convertible Preferred Securities and the Common Securities to the Holders of the Convertible Preferred Securities and the Common Securities in liquidation of such Holders' interests in the Trust, subject to the Regular Trustees' receipt of an opinion of nationally recognized independent counsel experienced in such matters to the effect that the Holders will not recognize any income, gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and such distribution to Holders of Convertible Preferred Securities;

          (vii)  upon the  distribution  of the  Sponsor's  Common  Stock to all
     Holders  of  Convertible   Preferred  Securities  upon  conversion  of  all
     outstanding Convertible Preferred Securities;

          (viii) the expiration of the term of the Trust on April 15, 2035; or

          (ix) before the issuance of any Securities, with the consent of all of the Regular Trustees and the Sponsor.

     (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a) and after liquidation of the assets of the Trust in accordance with applicable law, the Regular Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

     (c) The provisions of Sections 3.9 and 3.10 and Article X shall survive the termination of the Trust.

                                   ARTICLE IX

                              TRANSFER OF INTERESTS

     SECTION 9.1. TRANSFER OF SECURITIES.

     (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. To the fullest extent permitted by law, any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

     (b) Subject to this Article IX, Convertible Preferred Securities shall be transferable.

     (c) Subject to this Article IX, the Sponsor and any Related Party may only transfer Common Securities (i) to the Sponsor or a Related Party of the Sponsor or (ii) to a Person in accordance with Article IX of the Indenture; provided that, any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

          (i) the Trust would not be classified for United States federal income tax purposes as a grantor trust; and

          (ii) the Trust would be an Investment Company required to register under the Investment Company Act or the transferee would become an Investment Company required to register under the Investment Company Act.

     (d) Each Security that bears or is required to bear the legend set forth in this Section 9.1(d) (a "RESTRICTED SECURITY") shall be subject to the restrictions on transfer provided in the legend set forth in this Section 9.1(d), unless such restrictions on transfer shall be waived by the written consent of the Regular Trustees, and the Holder of each Restricted Security, by such securityholder's acceptance thereof, agrees to be bound by such restrictions on transfer. As used in this Section 9.1(d) and in Section 9.1(e), the term "transfer" encompasses any sale, pledge, transfer or other disposition of any Restricted Security.

     Prior to the Transfer Restriction Termination Date, any certificate evidencing a Security shall bear a legend in substantially the following form, unless otherwise agreed by the Regular Trustees (with written notice thereof to the Institutional Trustee):

     THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION) RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE COMMON STOCK, ISSUABLE UPON CONVERSION OR EXCHANGE OF THIS SECURITY EXCEPT (A) TO VIATEL, INC. (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) TO AN "INSTITUTIONAL ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2)(3) OR (7) UNDER THE SECURITIES ACT) THAT, PRIOR

TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE FOR THE CONVERTIBLE PREFERRED SECURITIES OR THE CONVERTIBLE DEBENTURES, AS THE CASE MAY BE (OR, IF THIS CERTIFICATE EVIDENCES COMMON STOCK, THE TRANSFER AGENT FOR THE COMMON STOCK), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR TRANSFER AGENT), (E) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (F) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE FOR THE CONVERTIBLE PREFERRED SECURITIES OR THE CONVERTIBLE DEBENTURES, AS THE CASE MAY BE (OR, IF THIS CERTIFICATE EVIDENCES COMMON STOCK, SUCH HOLDER MUST FURNISH TO THE TRANSFER AGENT SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR VIATEL FINANCING TRUST I ("THE TRUST") MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTIONS NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT). IF THIS CERTIFICATE DOES NOT EVIDENCE COMMON STOCK AND IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE FOR THE CONVERTIBLE PREFERRED SECURITIES OR THE CONVERTIBLE DEBENTURES, AS THE CASE MAY BE, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR THE TRUST MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE
EXPIRATION OF THE HOLDING PERIOD  APPLICABLE TO SALES OF THE SECURITY  EVIDENCED

HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

     Following the Transfer Restriction Termination Date, any Security or security issued in exchange or substitution therefor (other than (i) Securities acquired by Viatel or any Affiliate and (ii) Common Stock issued upon the conversion or exchange of any Security described in clause (i) above) may upon surrender of such Security for exchange to any Regular Trustee on behalf of the Trust in accordance with the provisions of Section 9.2, be exchanged for a new Security or Securities, of like tenor and aggregate liquidation amount, which shall not bear the restrictive legend required by this Section 9.1(d).

     Any Convertible Preferred Security or Common Stock issued upon the conversion or exchange of a Convertible Preferred Security that, prior to the Transfer Restriction Termination Date, is purchased or owned by Viatel or any Affiliate thereof may not be resold by Viatel or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction which results in such Convertible Preferred Securities or Common Stock, as the case may be, no longer being "restricted securities" (as defined under Rule 144).

     SECTION 9.2. TRANSFER OF CERTIFICATES.

     The Regular Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge, but only upon payment in respect of any tax or other government charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

     SECTION 9.3. DEEMED SECURITY HOLDERS.

     The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such
Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

     SECTION 9.4. BOOK ENTRY INTERESTS.

     (a) So long as Convertible Preferred Securities are eligible for book-entry settlement with the Clearing Agency or unless otherwise required by law, all Convertible Preferred Securities that are so eligible may be represented by one or more fully registered Convertible Preferred Security Certificates (each a "GLOBAL CERTIFICATE") in global form to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Convertible Preferred Security Beneficial Owner will receive a definitive Convertible Preferred Security Certificate representing such Convertible Preferred Security Beneficial Owner's interests in such Global Certificates, except as provided in Section 9.7 below. The transfer and exchange of beneficial interests in any such Security in global form shall be effected through the Clearing Agency in accordance with this Declaration and the procedures of the Clearing Agency therefor.

     (b) Convertible Preferred Securities that upon initial issuance are beneficially owned by QIBs may, at the option of the Trust, be represented by one or more Global Certificates (a "144A GLOBAL SECURITY").

     Except as provided below, beneficial owners of a Convertible Preferred Security in global form shall not be entitled to have certificates registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered Holders of such Convertible Preferred Security in global form.

     (c) So long as the Convertible Preferred Securities are eligible for book-entry settlement and to the extent Convertible Preferred Securities held by QIBs, are held in a global form, or unless otherwise required by law, upon any transfer of a definitive Convertible Preferred Security to a QIB in accordance with Rule 144A, unless otherwise requested by the transferor, and upon receipt of the definitive Convertible Preferred Security or Convertible Preferred Securities being so transferred, together with a certification from the transferor that the transfer is being made in compliance with Rule 144A (or other evidence satisfactory to the Institutional Trustee on behalf of the Trust), the Institutional Trustee on behalf of the Trust shall make an endorsement on any 144A Global Security to reflect an increase in the number of Convertible Preferred Securities represented by such Global Certificate, and the Institutional Trustee on behalf of the Trust shall cancel such definitive Convertible Preferred Security or Convertible Preferred Securities in accordance with the standing instructions and procedures of the Clearing Agency, the number of Convertible Preferred Securities represented by such Convertible Preferred Security in global form to be increased accordingly; provided that no definitive Convertible Preferred Security, or portion thereof, in respect of which the Trust or an Affiliate of the Trust held any beneficial interest shall be included in such Convertible Preferred Security in global form until such definitive Convertible Preferred Security is freely tradeable in accordance with Rule 144(k); provided further that the Trust shall issue Convertible Preferred Securities in definitive form upon any transfer of a beneficial interest in the

Convertible Preferred Security in global form to the Company or any Affiliate of the Company.

     (d) Any Global Certificate may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Declaration as may be required by the Clearing Agency, by any national securities exchange or by the National Association of Securities Dealers, Inc. in order for the Convertible Preferred Securities to be tradeable on the PORTAL Market or as may be required for the Convertible Preferred
Securities to be tradeable on any other market developed for trading of securities pursuant to Rule 144A or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange upon which the Convertible Preferred Securities may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Convertible Preferred Securities are subject.

     (e) Unless and until definitive, fully registered Convertible Preferred Security Certificates (the "DEFINITIVE CONVERTIBLE PREFERRED SECURITY CERTIFICATES") have been issued to the Convertible Preferred Security Beneficial Owners of a Convertible Preferred Security in global form pursuant to Section 9.7:

          (i) the provisions of this Section 9.4 shall be in full force and effect with respect to such Convertible Preferred Securities;

          (ii) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of such Convertible Preferred Securities and the sole holder of the Global Certificates and shall have no obligation to the Convertible Preferred Security Beneficial Owners of such Convertible Preferred Securities;

          (iii) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this
     Section 9.4 shall control; and

          (iv) the rights of the Convertible Preferred Security Beneficial Owners of Convertible Preferred Securities in global form shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Convertible Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants. The Clearing Agency will make book-entry transfers among Clearing Agency Participants and receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants. DTC will make book entry transfers among the Clearing Agency Participants provided, that solely for the purposes of determining whether the Holders of the requisite amount of Convertible Preferred Securities have voted on any matter provided for in this Declaration, so long as Definitive Convertible Preferred Security Certificates have not been issued, the Trustees may conclusively rely on, and shall be protected in relying on, any written instrument (including a proxy) delivered to the Trustees by the Clearing Agency setting forth the Convertible Preferred Securities Beneficial Owners' votes or assigning the right to vote on any matter to any other Persons either in whole or in part.

     (f) Notwithstanding any other provisions of this Declaration (other than the provisions set forth in this Section 9.4(f)), a Convertible Preferred Security in global form may not be transferred as a whole except by the Clearing Agency to a nominee of the Clearing Agency or by a nominee of the Clearing Agency to the Clearing Agency or another nominee to a successor Clearing Agency or a nominee of such successor Clearing Agency.

     SECTION 9.5. NOTICES TO CLEARING AGENCY.

     Whenever a notice or other communication to the Convertible Preferred Security Holders is required under this Declaration, unless and until Definitive Convertible Preferred Security Certificates shall have been issued to the Convertible Preferred Security Beneficial Owners pursuant to Section 9.7, the Regular Trustees shall give all such notices and communications specified herein to be given to the Convertible Preferred Security Holders to the Clearing Agency, and shall have no notice obligations to the Convertible Preferred Security Beneficial Owners.

     SECTION 9.6. APPOINTMENT OF SUCCESSOR CLEARING AGENCY.

     If any Clearing Agency notifies the Trust that it is unwilling or unable to continue its services as securities depositary with respect to the Convertible Preferred Securities, if such Clearing Agency ceases to perform such services, or if at any time such Clearing Agency ceases to be a clearing agency registered as such under the Exchange Act when such Clearing Agency is required to be so registered to act as such depositary, then the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Convertible Preferred Securities.

     SECTION 9.7. DEFINITIVE CONVERTIBLE PREFERRED SECURITY CERTIFICATES UNDER CERTAIN CIRCUMSTANCES.

     If:

          (a) a Clearing Agency notifies the Trust that it is unwilling or unable to continue its services as securities depositary with respect to the Convertible Preferred Securities, if at any time such Clearing Agency ceases to be a clearing agency registered as such under the Exchange Act when such Clearing Agency is required to be so registered to act as such depositary and no successor Clearing Agency shall have been appointed pursuant to Section 9.6 within 90 days of such notification;

          (b) the Regular Trustees (with the consent of the Sponsor), in their sole discretion determine that the Convertible Preferred Securities in global from shall be exchanged for certificated Convertible Preferred Securities; or

          (c) there shall have occurred and be continuing an Event of Default;

     then:

          (d) Definitive Convertible Preferred Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Convertible Preferred Securities; and

          (e) upon surrender of the Global Certificates by the Clearing Agency, accompanied by registration instructions, the Regular Trustees shall cause Definitive Convertible Preferred Security Certificates to be delivered to Convertible Preferred Security Beneficial Owners of such Convertible Preferred Securities in accordance with the instructions of the Clearing Agency.

Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Clearing Agency. The Definitive Convertible Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Convertible Preferred Securities may be listed, or to conform to usage.

     At such time as all interests in a Convertible Preferred Security in global form have been redeemed, converted, exchanged, repurchased or canceled, such Convertible Preferred Security in global form shall be, upon receipt thereof, canceled by the Trust in accordance with standing procedures and instructions of the Clearing Agency.

     Convertible Preferred Securities that upon initial issuance are beneficially owned by persons that are neither QIBs nor Non-U.S. Persons will be issued as Definitive Convertible Preferred Security Certificates and may not be represented by a Global Certificate. Convertible Preferred Securities that upon initial issuance are beneficially owned by persons that are Non-U.S. Persons may, at the option of the Trust, be issued as Definitive Convertible Preferred Security Certificates.

     SECTION 9.8. MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

     If:

          (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

          (b) there shall be delivered to the Institutional Trustee or the Regular Trustees such security or indemnity as may be required by them to keep each of them harmless,

     then:

in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, the Institutional Trustee or any Regular Trustee on behalf of the Trust shall execute and deliver, in exchange for, or in lieu of, any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this
Section 9.8, the Institutional Trustee or the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.


                                    ARTICLE X

              LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES,
                               TRUSTEES OR OTHERS

     SECTION 10.1. LIABILITY.

     (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

          (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; or

          (ii) be required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

     (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

     (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Convertible Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

     SECTION 10.2. EXCULPATION.

     (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, liability, expense, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions.

     (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

     SECTION 10.3. FIDUCIARY DUTY.

     (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Institutional Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

     (b) Unless otherwise expressly provided herein:

          (i) whenever a conflict of interest exists or arises between any Covered Persons and any Indemnified Persons; or

          (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities;

the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

     (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

          (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

          (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

      SECTION 10.4.  INDEMNIFICATION.

     (a) (i) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful.

     (ii) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

     (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this
Section 10.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection therewith.

     (iv) Any indemnification under paragraphs (i) and (ii) of this Section 10.4(a) (unless ordered by a court) shall be made by the Debenture Issuer only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) or (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

     (v) Expenses (including attorneys' fees and expenses) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Debenture Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Debenture Issuer as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) by the Common Security Holder of the Trust, that, based upon the facts known to the Regular Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Convertible Preferred Security Holders.

     (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture Issuer or Convertible Preferred Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Debenture Issuer and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

     (vii) The Debenture Issuer or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Debenture Issuer would have the power to indemnify him against such liability under the provisions of this Section 10.4(a).

     (viii) For purposes of this Section 10.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

     (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

     (b) The Debenture Issuer agrees to fully indemnify the (i) Institutional Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Institutional Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "FIDUCIARY INDEMNIFIED

PERSON") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability, claim, damage or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration or the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The provisions of this Section 10.4(b) shall survive the satisfaction and discharge of this Declaration or the resignation or removal of the Institutional Trustee or the Delaware Trustee, as the case may be.

     SECTION 10.5. OUTSIDE BUSINESS.

     Any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee (subject to Section 5.3(c)) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.


                                   ARTICLE XI

                                   ACCOUNTING

     SECTION 11.1. FISCAL YEAR.

     The fiscal year ("FISCAL YEAR") of the Trust shall be the same as the fiscal year of the Company.

     SECTION 11.2. CERTAIN ACCOUNTING MATTERS.

     (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books, records and supporting documents, which shall reflect in detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting in compliance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for the United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Regular Trustees.

     (b) The Sponsor shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Sponsor, annual financial statements of the Sponsor, including a balance sheet of the Sponsor as of the end of such Fiscal Year, and the related statements of income or loss.

     (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

     (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

     SECTION 11.3. BANKING.

     The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Institutional Trustee shall be made directly to the Institutional Trustee Account and no other funds of the Trust shall be deposited in the Institutional Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Institutional Trustee shall designate the signatories for the Institutional Trustee Account.

     SECTION 11.4. WITHHOLDING.

     The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over-withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding. Furthermore, if withholding is imposed on payments of interest on the Debentures, to the extent such withholding is attributable to ownership by a specific Holder of Convertible Preferred Securities, the amount withheld shall be deemed a distribution in the amount of the withholding to such specific Holder.


                                   ARTICLE XII

                             AMENDMENTS AND MEETINGS

     SECTION 12.1. AMENDMENTS.

     Except as otherwise provided in this Declaration or by any applicable terms of the Securities,

          (a) this Declaration may only be amended by a written instrument approved and executed by the Regular Trustees (or, if there are more than two Regular Trustees a majority of the Regular Trustees) and:

                  (i) if the  amendment  affects  the  rights,  powers,  duties, obligations or immunities of the Institutional Trustee, also by the Institutional Trustee; and

                  (ii) if the  amendment  affects  the rights,  powers,  duties, obligations or immunities of the Delaware Trustee, also by the Delaware Trustee;

          (b) no amendment shall be made, and any such purported amendment shall be void and ineffective:

                  (i) unless, in the case of any proposed amendment, the Institutional Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

                  (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee shall have first received:

                         (A) an Officers' Certificate from each of the Trust and
                    the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                         (B) an opinion  of  counsel  (who may be counsel to the
                    Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                  (iii) to the extent the result of such amendment would be to:

                         (A)  cause  the  Trust  to  fail  to   continue  to  be
                    classified for purposes of United States federal income taxation as a grantor trust;

                         (B) reduce or otherwise  adversely affect the powers of
                    the Institutional Trustee; or

                         (C) cause  the  Trust to be deemed to be an  Investment
                    Company required to be registered under the Investment Company Act;

          (c) at such time after the Trust has issued any securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

          (d) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

          (e) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities;

          (f) the rights of the holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

          (g) notwithstanding Section 12.1(c), this Declaration may be amended from time to time by the Holders of a Majority in liquidation amount of the Common Securities and the Institutional Trustee, without the consent of the Holders of the Convertible Preferred Securities to:

               (i) cure any ambiguity, correct or supplement any provision in this Declaration that may be inconsistent with any other provision, or to make any other provisions with respect to matters or questions arising under this Declaration, which shall not be inconsistent with the other provisions of this Declaration; or

               (ii) to modify, eliminate or add to any provisions of this Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an investment company under the Investment Company Act;

          provided, however, such action shall not adversely affect in any material respect the interests of any Holder of Securities;

          (h) this Declaration may be amended by the Holders of a Majority in liquidation amount of the Common Securities and the Institutional Trustee if:

               (i) the Holders of a Majority in liquidation amount of the Convertible Preferred Securities consent to such amendment and

               (ii) the Regular Trustees have received an opinion of nationally recognized independent counsel experienced in such matters to the effect that such amendment or the exercise of any power granted to the Regular Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from status as an "investment company" under the Investment Company Act, provided, that without the consent of each Holder of Securities, this Declaration may not be amended to:

          (x) change the amount or timing of any distribution on the Securities or otherwise adversely affect the amount of any distribution required to be made in respect of the Securities as of a specified date or

          (y) restrict the right of a Holder of Securities to institute suit for the enforcement of any such payment on or after such date; and

          (i) Any amendments of this Declaration shall become effective when notice thereof is given to Holders of Securities.

     SECTION 12.2. MEETINGS OF THE HOLDERS OF SECURITIES; ACTION BY WRITTEN CONSENT.

     (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Convertible Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 25% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Security Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

     (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of Securities:

          (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. The presence of any Holder or such Holder's proxy at a meeting shall constitute a waiver of notice of such meeting except when such Holder or proxy attends a meeting for the express purpose of objecting to the transaction of any activity on the grounds that the meeting has not been lawfully called or convened. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Convertible Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

          (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General

     Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

          (iii) each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

          (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Convertible Preferred Securities are then listed or trading, otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                  ARTICLE XIII

                 REPRESENTATIONS OF INSTITUTIONAL TRUSTEE AND
                                DELAWARE TRUSTEE

     SECTION 13.1. REPRESENTATIONS AND WARRANTIES OF INSTITUTIONAL TRUSTEE.

     The Trustee that acts as initial Institutional Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Institutional Trustee represents and warrants, as applicable, to the Trust and the Sponsor at the time of the Successor Institutional Trustee's acceptance of its appointment as Institutional Trustee that:

          (a) the Institutional Trustee is a New York banking corporation with trust powers, duly organized, validly existing and in good standing, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration;

          (b) the execution, delivery and performance by the Institutional Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Institutional Trustee. The Declaration has been duly executed and delivered by the Institutional Trustee, and it constitutes a legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

          (c) the execution, delivery and performance of the Declaration by the Institutional Trustee does not conflict with or constitute a breach of the charter or by-laws of the Institutional Trustee; and

          (d) no consent, approval or authorization of, or registration with or notice to, any state or federal banking authority is required for the execution, delivery or performance by the Institutional Trustee, of the Declaration.

     SECTION 13.2. REPRESENTATIONS AND WARRANTIES OF DELAWARE TRUSTEE.

     The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

          (a) The Delaware Trustee is a Delaware banking corporation, duly organized, validly existing and in good standing, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

          (b) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration. The
     Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

          (c) No consent, approval or authorization of, or registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee, of the Declaration.

          (d) The Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.

                                   ARTICLE XIV

                                  MISCELLANEOUS

     SECTION 14.1. NOTICES.

     All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

          (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

     Viatel Financing Trust I
     c/o Viatel, Inc.
     685 Third Avenue, 24th Floor
     New York, New York  10017
     Attention: General
     Counsel

          (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders of the Securities):

     The Bank of New York (Delaware)
     c/o The Bank of New York
     101 Barclay Street
     Floor 21 West
     New York, New York  10286
     Attention:  Corporate Trust Administration

          (c) if given to the Institutional Trustee, at its Corporate Trust Office's mailing address set forth below (or such other address as the Institutional Trustee may give notice of to the Holders of the Securities).

     The Bank of New York
     101 Barclay Street
     Floor 21 West
     New York, New York  10286
     Attention:  Corporate Trust Administration

          (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

     Viatel, Inc.
     685 Third Avenue, 24th Floor
     New York, New York  10017
     Attention:  General Counsel

          (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

     All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

     SECTION 14.2. GOVERNING LAW.

     This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

     SECTION 14.3. INTENTION OF THE PARTIES.

     It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

     SECTION 14.4. HEADINGS

     Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

     SECTION 14.5. SUCCESSORS AND ASSIGN.

     Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

     SECTION 14.6. PARTIAL ENFORCEABILITY.

     If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     SECTION 14.7. COUNTERPARTS.

     This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                 [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

                              /s/ Michael J. Mahoney
                              --------------------------------------------------
                              Michael J. Mahoney, as Regular Trustee
                              Solely as trustee and not in his individual
                              capacity

                              /s/ Allan L. Shaw
                              --------------------------------------------------
                              Allan L. Shaw, as Regular Trustee
                              Solely as trustee and not in his individual
                              capacity

                              /s/ James P. Prenetta
                              --------------------------------------------------
                              James P. Prenetta, as Regular Trustee
                              Solely as trustee and not in his individual
                              capacity


                              THE BANK OF NEW YORK (DELAWARE),
                               as Delaware Trustee

                              By: /s/ William T. Lewis
                                 -----------------------------------------------
                                 Name:  William T. Lewis
                                 Title: Senior Vice President


                              THE BANK OF NEW YORK,
                              as Institutional Trustee


                              By: /s/ Ming J. Shiang
                                 -----------------------------------------------
                                 Name:  Ming J. Shiang
                                 Title: Vice President


                              VIATEL, INC.,
                              as Sponsor and Debenture Issuer


                              By: /s/ James P. Prenetta
                                 -----------------------------------------------
                                 Name:  James P. Prenetta
                                 Title: Senior Vice President and
                                          General Counsel

                                     ANNEX I

                                    TERMS OF
                     7 3/4% CONVERTIBLE PREFERRED SECURITIES
                      7 3/4% CONVERTIBLE COMMON SECURITIES

     Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of April 12, 2000 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Convertible Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Offering Memorandum referred to below):

     1. DESIGNATION AND NUMBER.

     (a) CONVERTIBLE PREFERRED SECURITIES. 3,000,000 Convertible Preferred Securities of the Trust (3,600,000 Convertible Preferred Securities if the Initial Purchasers' over-allotment option is exercised in full) with an aggregate liquidation amount with respect to the assets of the Trust of One Hundred Fifty Million Dollars ($150,000,000) (One Hundred Eighty Million Dollars ($180,000,000) if the Initial Purchasers' over-allotment option is exercised in full), and a liquidation amount with respect to the assets of $50 per convertible preferred security, are hereby designated for the purposes of identification only as "7% Trust Convertible Preferred Securities" (the "CONVERTIBLE PREFERRED SECURITIES"). The Convertible Preferred Security
Certificates evidencing the Convertible Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such letters, numbers, notations, other means of identification or designation or other changes or additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice and such legends or endorsements required by law, state exchange rule and agreements to which the Trust is subject, if any (provided that any such notation, legend or endorsement is in a form acceptable to the Trust).

     (b) COMMON SECURITIES. 92,783.5 Common Securities of the Trust (111,340.2 Common Securities if the Initial Purchasers' over-allotment option is exercised in full) with an aggregate liquidation amount with respect to the assets of the Trust of Four Million Six Hundred Thirty-Nine Thousand Two Hundred Dollars
($4,639,175) (Five Million Five Hundred Sixty-Seven Thousand Dollars ($5,567,010) if the Initial Purchasers' over-allotment option is exercised in full), and a liquidation amount with respect to the assets of the Trust of $50 per common security, are hereby designated for the purposes of identification only as "7 3/4% Common Securities" (the "COMMON SECURITIES"). The Common Securities Certificates evidencing the Common Securities shall be in the form of Exhibit A-2 to the Declaration, with such letters, numbers, notations, other means of identification or designation or other changes or additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice and such legends or endorsements required by law, state exchange rule and agreements to which the Trust is subject, if any (provided that any such notation, legend or endorsement is in a form acceptable to the Trust).

     2. DISTRIBUTIONS.

     (a) Distributions payable on each Security will be fixed at a rate per annum of 7 3/4% (the "COUPON RATE") of the stated liquidation amount of $50 per Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

     (b) Distributions on the Securities will be cumulative, will accrue from April 12, 2000 and will be payable quarterly in arrears, on January 15, April 15, July 15 and October 15 of each year, commencing on July 15, 2000, except as otherwise described below. So long as the Debenture Issuer shall not be in default in the payment of interest on the Debentures, the Debenture Issuer has the right under the Indenture to defer payments of interest on the Debentures by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "EXTENSION PERIOD"), during which Extension Period no interest shall be due and payable on the Debentures, provided that no Extension Period shall last beyond the date of maturity or any redemption date of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity or any redemption date of the Debentures. Payments of accrued Distributions and, to the extent permitted by applicable law, accrued interest thereon shall be payable on the Distribution payment date on which the relevant Extension Period terminates and shall be payable to Holders as they appear on the books and records of the Trust at the close of business on the record date next preceding such Distribution payment date. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements. Each Extension Period, if any, will end on an interest payment date for the Debentures; such date will also be a Distribution payment date for the Securities. In the event that the Debenture Issuer exercises its right to defer payment of interest, then during such Extension Period the Debenture Issuer shall not (a) declare or pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its capital stock, or (b) make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities issued by the Debenture Issuer that rank pari passu with or junior in interest to the Debentures or make any guarantee payments with respect to any guarantee by the Debenture Issuer of the debt securities of any subsidiary of the Debenture Issuer if such guarantee ranks pari passu with or junior in interest to the Debentures (other than (i) as a result of a reclassification of the capital stock of the Debenture Issuer or the exchange or conversion of one class or series of the capital stock of the Debenture Issuer for another class or series of the capital stock of the Debenture Issuer, (ii) the purchase of fractional interests in shares of the capital stock of the Debenture Issuer pursuant to the conversion or exchange provisions of such capital stock or the security being converted into or exchanged for such capital stock, (iii) dividends or distributions in Common Stock of the Debenture Issuer, (iv) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (v) payments under the Securities Guarantees, (vi) purchases of Common Stock of the Debenture Issuer related to the issuance of Common Stock of the Debenture Issuer or rights under any of the Debenture Issuer's benefit plans for its directors, officers or employees and (vii) obligations under any dividend reinvestment and stock purchase plans).

     (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates, which shall be fifteen days prior to the relevant payment dates, which payment dates correspond to the record and interest payment dates on the Debentures. The relevant record dates for the Common Securities shall be the same record dates as for the Convertible Preferred Securities. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distributions payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

     (d) In the event of an election by the Holder to convert its Securities through the Conversion Agent into Common Stock pursuant to the terms of the Securities as set forth in this Annex I to the Declaration, no payment, allowance or adjustment shall be made with respect to accumulated and unpaid Distributions on such Securities, or be required to be made; provided, however, that Holders of Securities at the close of business on any record date for the payment of Distributions will be entitled to receive the Distributions payable on such Securities on the corresponding payment date notwithstanding the conversion of such Securities into Common Stock following such record date; provided, further that if the date of any redemption of related Debentures falls between such record date and such corresponding payment date, the amount of such Distribution shall include accumulated and unpaid Distributions accrued to but excluding such date of redemption and such payment shall be made to the converting holder.

     (e) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

     3. LIQUIDATION DISTRIBUTION UPON DISSOLUTION.

     The Sponsor will have the right at any time to cause the Trust to be dissolved with the result that, after satisfaction of creditors of the Trust, as provided by applicable law, Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of the Convertible Preferred Securities and the Common Securities will be distributed on a pro rata basis to the Holders of the Convertible Preferred Securities and the Common Securities in liquidation of such Holders' interests in the Trust, within 90 days following notice given to the Holders of the Convertible Preferred Securities, subject to the Regular Trustees' receipt of an opinion of nationally recognized independent counsel experienced in such matters to the effect that the Holders will not recognize any income, gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and such distribution to Holders of Convertible Preferred Securities.

     In the event of any voluntary or involuntary liquidation, dissolution, winding-up or termination of the Trust (each a "LIQUIDATION"), the Holders of the Securities on the date of the Liquidation will be entitled to receive out of the assets of the Trust available for distribution to Holders of Securities after satisfaction of liabilities of creditors an amount equal to the aggregate of the stated liquidation amount of $50 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "LIQUIDATION DISTRIBUTION"), unless, in connection with such Liquidation, Debentures in an aggregate stated principal amount equal to the aggregate stated liquidation amount of such Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Securities, shall have been distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities.

     If, upon any such Liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis.

     4. REDEMPTION AND DISTRIBUTION.

     (a) The Debentures will mature on April 15, 2015, and may be redeemed, in whole or in part, at any time on or after April 18, 2003, or at any time in certain circumstances upon the occurrence of a Tax Event (as defined below). Upon the repayment of the Debentures in whole or in part, whether at maturity, upon redemption (either at the option of the Debenture Issuer or pursuant to a Tax Event as described below) or otherwise, the proceeds from such repayment or payment shall be simultaneously applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at a redemption price per Security equal to the redemption price of the Debentures, together with accrued and unpaid Distributions thereon to, but excluding, the date of the redemption, payable in cash (the "REDEMPTION Price"). Holders will be given not less than 30 nor more than 60 days' notice of such redemption.

     (b) If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Convertible Preferred Securities will be redeemed Pro Rata and the Convertible Preferred Securities to be redeemed will be as described in Section 4(f) below.

     (c) If, at any time, a Tax Event or an Investment Company Event (each, as defined below, a "SPECIAL EVENT") shall occur and be continuing, the Regular Trustees may with the consent of the Debenture Issuer, except in certain limited circumstances in relation to a Tax Event described in this Section 4(c), dissolve the Trust and, after satisfaction of creditors, cause Debentures held by the Institutional Trustee, having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on, and having the same record date for payment as the Securities, to be distributed to the Holders of the Securities in liquidation of such Holders' interests in the Trust on a Pro Rata basis, within 90 days following the occurrence of such Special Event (the "90 DAY PERIOD"); provided, however, that such dissolution and distribution shall be conditioned on (i) the Regular Trustees' receipt of an opinion of nationally recognized independent tax counsel experienced in such matters (a "NO RECOGNITION OPINION"), which opinion may rely on published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Securities will not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and the distribution of Debentures, (ii) in the case of a Tax Event, the Debenture Issuer or the Trust being unable to avoid, within the 90 Day Period, the Tax Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure that has no adverse effect on the Trust, the Debenture Issuer, the Sponsor or the Holders of the Securities ("MINISTERIAL ACTION"), and (iii) the Debenture Issuer's prior written consent to such dissolution and distribution.

     Furthermore, if (i) after receipt of a Dissolution Tax Opinion (as defined hereinafter) by the Regular Trustees, the Debenture Issuer has received an opinion (a "REDEMPTION TAX OPINION") of nationally recognized independent tax counsel experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that the Debenture Issuer would be precluded from deducting the interest on the Debentures for United States federal income tax purposes even after the Debentures were distributed to the Holders of Securities in liquidation of such Holders' interests in the Trust as described in this Section 4(c), or (ii) the Regular Trustees shall have been informed by such tax counsel that it cannot deliver a No Recognition Opinion to the Trust, the Debenture Issuer shall have the right, upon not less than 30 nor more than 60 days' notice, to redeem the Debentures, in whole or in part, at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon (including Additional Sums (as such term is defined in the Indenture), if any, and, to the extent permitted by applicable law, Compound Interest (as such term is defined in the Indenture), if any), for cash within 90 days following the occurrence of such Tax Event. Following such redemption, Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed shall be redeemed by the Trust at the Redemption Price on a Pro Rata basis; provided, however, that, if at the time there is available to the Debenture Issuer or the Trust the opportunity to eliminate, within such 90 day period, the Tax Event by taking some Ministerial Action, the Trust or the Debenture Issuer will pursue such Ministerial Action in lieu of redemption.

     "TAX EVENT" means that the Regular Trustees shall have received an opinion of nationally recognized independent tax counsel experienced in such matters (a "DISSOLUTION TAX OPINION") to the effect that on or after April 12, 2000, as a result of (a) any amendment to, clarification of, or change (including any announced prospective change) in the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, (b) any judicial decision, official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to adopt such procedures or regulations (an "ADMINISTRATIVE ACTION") or (c) any amendment to, clarification of, or change in the official position or the interpretation of such Administrative Action or judicial decision that differs from the theretofore generally accepted position, in each case, by any legislative body, court, governmental authority or regulatory body, irrespective of the manner in which such amendment, clarification, change or Administrative Action is made known, which amendment, clarification, change or Administrative Action is effective or such pronouncement or decision is announced, in each case, on or after, April 6, 2000, there is the creation by such amendment, clarification, change or Administrative Action of more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof, subject to United States federal income tax with respect to income accrued or received on the Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of taxes (other than withholding taxes), duties or other governmental charges, or (iii) interest paid in cash by the Debenture Issuer to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible, in whole or in part, by the Debenture Issuer for United States federal income tax purposes. Notwithstanding the foregoing, a Tax Event shall not include any change in tax law that requires the Debenture

Issuer for United States federal income tax purposes to defer taking a deduction for any original issue discount ("OID") that accrues with respect to the Debentures until the interest payment related to such OID is paid by the Debenture Issuer in cash; provided, that such change in tax law does not create more than an insubstantial risk that the Debenture Issuer will be prevented from taking a deduction for OID accruing with respect to the Debentures at a date that is no later than the date the interest payment related to such OID is actually paid by the Debenture Issuer in cash.

     "INVESTMENT COMPANY EVENT" means that the Regular Trustees shall have received an opinion of nationally recognized independent counsel experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority on or after April 6, 2000 (a "CHANGE IN 1940 ACT LAW"), there is more than an insubstantial risk that the Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended (the "1940 ACT").

     After the date fixed by the Regular Trustees for any distribution of Debentures upon dissolution of the Trust: (i) the Securities will no longer be deemed to be outstanding, (ii) The Depository Trust Company (the "DEPOSITORY") or its nominee (or any successor Clearing Agency or its nominee), as the record Holder of the Convertible Preferred Securities held in global form, will receive a registered certificate or certificates representing the Debentures held in global form to be delivered upon such distribution, and (iii) certificates representing Securities held in definitive form, except for certificates representing Convertible Preferred Securities held by the Depository or its nominee (or any successor Clearing Agency or its nominee), will be deemed to represent Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest (including Compound Interest (as defined in the Indenture)) equal to accrued and unpaid Distributions on such Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissue.

     (d) The Trust may not redeem fewer than all the outstanding Securities unless all accrued and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or prior to the date of redemption.

     (e) (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Securities (a "REDEMPTION/DISTRIBUTION NOTICE") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(e), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, or by such other means suitable to assure delivery of such written notice, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder of Securities shall affect the validity of the redemption or exchange proceedings with respect to any other Holder of Securities.

     (ii) In addition to the Redemption/Distribution Notice to be provided to the Holders of Securities pursuant to clause (i) of this Section 4(e), the Debenture Issuer or the Trust shall give public notice of any such redemption by the issuance of a press release through the services of the Dow Jones Broad Tape, Reuters News Service and Bloomberg News Service.

     (f) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Convertible Preferred Securities, it being understood that, in respect of Convertible Preferred Securities registered in the name of and held of record by the Depository or its nominee (or any successor Clearing Agency or its nominee) or any nominee, the distribution of the proceeds of such redemption will be made to each Clearing Agency Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

     (g) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued for a redemption if the Debentures are redeemed as set out in Article X of the Indenture (which notice will be irrevocable), then (i) with respect to Convertible Preferred Securities held in book-entry form by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid the Institutional Trustee a sufficient amount of cash in connection with the related redemption of the Debentures, the Institutional Trustee will deposit irrevocably with the Depository or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to such Convertible Preferred Securities and will give the Depository irrevocable instructions and authority to pay the Redemption Price to the Holders of such Convertible Preferred Securities, and (ii) with respect to Convertible Preferred Securities issued in definitive form and Common Securities, provided that the Debenture Issuer has paid the Institutional Trustee a sufficient amount of cash in connection with the related redemption of the Debentures, the Institutional Trustee will pay the relevant Redemption Price to the Holders of such Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given in connection with a redemption and funds deposited as required, then from and after the required date of such deposit, distributions will cease to accrue on the Securities so called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Institutional Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

     Neither the Regular Trustees nor the Trust shall be required (i) in the event of any redemption in part, to issue, register the transfer of or exchange any Securities during a period beginning at the opening of business 15 days before any selection for redemption of Securities and ending at the close of business on the earliest date in which the relevant Redemption/Distribution Notice is deemed to have been given to all holders of Securities to be so redeemed or (ii) to register the transfer of or exchange any Securities selected for redemption, in whole or in part, except for the unredeemed portion of any Securities being redeemed in part.

     (h) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (i) in respect of Convertible Preferred Securities held in global form, the Depository or its nominee (or any successor Clearing Agency or its nominee), (ii) with respect to Convertible Preferred Securities held in definitive form, to the Holders thereof, and (iii) in respect of the Common Securities, to the Holders thereof.

     (i) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Convertible Preferred Securities by tender, in the open market or otherwise.

     5. CONVERSION RIGHTS.

     The Holders of Securities shall have the right at any time, after April 12, 2000, through the close of business on April 14, 2015 (or, in the case of Securities called for redemption, prior to the close of business on the Business Day prior to the redemption date), at their option, to cause the Conversion Agent to convert Securities, on behalf of the converting Holders, into shares of Common Stock in the manner described herein on and subject to the following terms and conditions:

          (a) The Securities will be convertible at the office of the Conversion Agent into fully paid and nonassessable shares of Common Stock pursuant to the Holder's direction to the Conversion Agent to exchange such Securities for a portion of the Debentures theretofore held by the Trust on the basis of one Security per $50 principal amount of Debentures, and immediately convert such amount of Debentures into fully paid and nonassessable shares of Common Stock at an initial rate of 1.048 shares of Common Stock per $50 principal amount of Debentures (which is equivalent to a conversion price of $47.71 per share of Common Stock, subject to certain adjustments set forth in Article XII of the Indenture (as so adjusted, "CONVERSION PRICE")).

          (b) In order to convert Securities into Common Stock, the Holder shall submit to the Conversion Agent at its office an irrevocable request to convert  Securities  on behalf of such Holder (the  "CONVERSION  REQUEST"), together, if the Securities are in certificated form, with such certificates. The Conversion Request shall (i) set forth the number of Securities to be converted and the name or names, if other than the Holder, in which the shares of Common Stock should be issued and (ii) direct the Conversion Agent (a) to exchange such Securities for a portion of the
     Debentures held by the Trust (at the rate of exchange specified in the preceding paragraph) and (b) to immediately convert such Debentures on behalf of such Holder, into Common Stock (at the conversion rate specified in the preceding paragraph). The Conversion Agent shall notify the Trust of the Holder's election to exchange Securities for a portion of the
     Debentures held by the Trust and the Trust shall, upon receipt of such notice, deliver to the Conversion Agent the appropriate principal amount of Debentures for exchange in accordance with this Section. The Conversion Agent shall thereupon notify Viatel of the Holder's election to convert such Debentures into shares of Common Stock. Holders of Securities at the close of business on a Distribution record date will be entitled to receive the Distribution payable on such securities on the corresponding Distribution payment date notwithstanding the conversion of such Securities following such record date but prior to such distribution payment date; provided, however, that if the date of any redemption of the related Debentures falls between such record date and the related Distribution payment date, the amount of such Distribution shall include accumulated and unpaid Distributions accrued to but excluding such date of redemption, and such payment shall be made to the converting Holder. Holders who convert Securities after April 15, 2014 shall be paid accrued and unpaid
     Distributions payable on such Securities within 5 Business Days of the conversion of such Securities. Except as provided above, neither the Trust nor the Sponsor will make, or be required to make, any payment, allowance or adjustment upon any conversion on account of any accumulated and unpaid Distributions accrued on the Securities (including any Additional Amounts accrued thereon) surrendered for conversion, or on account of any accumulated and unpaid dividends on the shares of Common Stock issued upon such conversion, except to the extent that such shares are held of record on the record date for any such distributions. Securities shall be deemed to have been converted immediately prior to the close of business on the day on which a Notice of Conversion relating to such Securities is received by the Trust in accordance with the foregoing provision (the "CONVERSION DATE"). The Person or Persons entitled to receive Common Stock issuable upon conversion of the Debentures shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the Conversion Date, Viatel shall issue and deliver at the office of the Conversion Agent a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the notice of conversion and the Conversion Agent shall distribute such certificate or certificates to such Person or Persons.

          (c) Each Holder of a Security by his acceptance thereof appoints The Bank of New York as "Conversion Agent" for the purpose of effecting the conversion of Securities in accordance with this Section. In effecting the conversion and transactions described in this Section, the Conversion Agent shall be acting as agent of the Holders of Securities directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Securities from time to time for Debentures held by the Trust in connection with the conversion of such Securities in accordance with this Section and (ii) to convert all or a portion of the Debentures into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this Section and to deliver to the Trust a new Debenture or Debentures for any resulting unconverted principal amount.

          (d) No fractional shares of Common Stock will be issued as a result of conversion of Securities, but in lieu thereof such fractional interest will be paid in cash by Viatel, in an amount based on the Closing Price of the Common Stock on the date such Securities are surrendered for conversion, to the Conversion Agent, which in turn will make such payment to the Holder or Holders of Securities so converted.

          (e) Viatel shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of the Debentures, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the Debentures then outstanding. Notwithstanding the foregoing, Viatel shall be entitled to deliver upon conversion of Debentures, shares of Common Stock reacquired and held in the treasury of Viatel (in lieu of the issuance of authorized and unissued shares of Common Stock), so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances. Any shares of Common Stock issued upon conversion of the Debentures shall be duly authorized, validly issued and fully paid and nonassessable. The Trust shall deliver the shares of Common Stock received upon conversion of the Debentures to the converting Holder free and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes. Each of Viatel and the Trust shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all applicable requirements as to registration or qualification of Common Stock (and all requirements to list Common Stock issuable upon conversion of Debentures that are at the time applicable), in order to enable Viatel to lawfully issue Common Stock to the Trust upon conversion of the

     Debentures and the Trust to lawfully deliver Common Stock to each Holder upon conversion of the Securities.

          (f) Viatel will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Debentures and the delivery of the shares of Common Stock by the Trust upon conversion of the Securities. Viatel shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Trust the amount of any such tax, or has established to the satisfaction of the Trust that such tax has been paid.

          (g) Nothing in the preceding Paragraph (f) shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Securities or as set forth in this Annex I to the Declaration or to the Declaration itself or otherwise require the Institutional Trustee or the Trust to pay any amounts on account of such withholdings.

          (h) The term "Closing Price" with respect to any security on any day means the last reported sale price, regular way on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the NYSE Composite Tape, or, if such security is not listed or admitted to trading on the NYSE, on the principal national securities exchange on which such security is listed or admitted to trading, or, if such security is not listed or admitted to trading on a national securities exchange, on the National Market System of the National Association of Securities Dealers, Inc., or, if such security is not quoted or admitted to trading on such quotation system, on the principal quotation system on which such security is listed or admitted to trading or quoted, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or, if not so available in such manner, as furnished by any NYSE member firm selected from time to time by the board of Directors (or any committee duly authorized by the Board of Directors) of the Debenture Issuer for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors (or any committee duly authorized by the Board of Directors) of the Debenture Issuer.

     6. VOTING AND OTHER RIGHTS - CONVERTIBLE PREFERRED SECURITIES.

     (a) Except as provided under Sections 6(b) and 8 of this Annex I to the Declaration and as otherwise required by law and the Declaration, the Holders of the Convertible Preferred Securities will not have voting rights.

     (b) Subject to the requirements set forth in this paragraph, the Holders of a Majority in liquidation amount of the Convertible Preferred Securities then outstanding, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or may direct the exercise of any trust or power conferred upon the Institutional Trustee under the Declaration, including the right to direct the Institutional Trustee, as holder of the Debentures, to (i) exercise the remedies available under the Indenture with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 5.9 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, provided, however, that if an Event of Default under the Indenture has occurred and is continuing then the holders of 25% of the aggregate liquidation amount of the Convertible Preferred Securities then outstanding may direct the Institutional Trustee to declare the principal of and interest on the Debentures immediately due and payable; and provided, further, that, where a consent under the Indenture would require the consent or act of the Holders of greater than a majority of the Holders in principal amount of Debentures then outstanding (a "SUPER MAJORITY") affected thereby, the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Convertible Preferred Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures then outstanding. The Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Convertible Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Institutional Trustee as set forth above, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Convertible Preferred Securities under this paragraph unless the Institutional Trustee has obtained an opinion of nationally recognized independent tax counsel experienced in such matters to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust as a result of such action. If the Institutional Trustee fails to enforce its rights under the Debentures, any Holder of Convertible Preferred Securities may, to the fullest extent permitted by law, institute a legal proceeding against any Person to enforce the Institutional Trustee's rights under the Debentures. If a Declaration Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Convertible Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Convertible Preferred Securities of such Holder (a "DIRECT ACTION") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Holders of Common Securities will be subrogated to the rights of such Holder of Convertible Preferred Securities to the extent of any payment made by the Issuer to such Holder of Convertible Preferred Securities in such Direct Action. Except as provided in the preceding sentences, the Holders of Convertible Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

     Any approval or direction of Holders of Convertible Preferred Securities may be given at a separate meeting of Holders of Convertible Preferred
Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Convertible Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Convertible Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

     No vote or consent of the Holders of the Convertible Preferred Securities will be required for the Trust to redeem and cancel Convertible Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

     Notwithstanding that Holders of Convertible Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Convertible Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

     7. VOTING RIGHTS - COMMON SECURITIES.

     (a) Except as provided under Sections 7(b), 7(c) and 8 of this Annex I of the Declaration and as otherwise required by law and the Declaration, the Holders of the Common Securities will not have voting rights.

     (b) The Holders of the Common  Securities are entitled,  in accordance with
Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

     (c) Subject to Section 2.6 of the Declaration and only after any Event of Default with respect to the Convertible Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 5.9 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, provided that, where a consent or action under the Indenture would require the consent or act of the relevant Super Majority, the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. The Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Convertible Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Institutional Trustee or the Debenture Trustee as set forth above, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Institutional Trustee has obtained an opinion of nationally recognized independent tax counsel experienced in such matters to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Institutional Trustee fails to enforce its rights under the Declaration, any Holder of Common Securities may, to the fullest extent permitted by law, institute a legal proceeding directly against any Person to enforce the Institutional Trustee's rights under the Declaration, without first instituting a legal proceeding against the Institutional Trustee or any other Person.

     Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

     No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

     8. AMENDMENTS TO DECLARATION AND INDENTURE.

     (a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 8.1 of the Declaration, then the Holders of outstanding Securities voting together as a single class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Securities then outstanding affected thereby;

provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Convertible Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities then outstanding.

     (b) In the event the consent of the Institutional Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Institutional Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities then outstanding, voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of the relevant Super Majority, the Institutional Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities then outstanding which the relevant Super Majority represents of the aggregate principal amount of the Debentures then outstanding; provided, further, that the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this Section 8(b) unless the Institutional Trustee has obtained an opinion of nationally recognized independent tax counsel experienced in such matters to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust as a result of such action.

     9. PRO RATA.

     A reference in these terms of the Securities to any distribution or treatment as being "PRO RATA" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first in cash to each Holder of the Convertible Preferred Securities pro rata according to the aggregate liquidation amount of Convertible Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Convertible Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Convertible Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

     10. RANKING.

     The Convertible Preferred Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Securities except that, where a

Declaration Event of Default occurs and is continuing, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Convertible Preferred Securities.

     11. ACCEPTANCE OF SECURITIES GUARANTEE AND INDENTURE.

     Each Holder of Convertible Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Convertible Preferred Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture.

     12. NO PREEMPTIVE RIGHTS.

     The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.

     13. MISCELLANEOUS.

     These terms constitute a part of the Declaration. The Sponsor will provide a copy of the Declaration, the Convertible Preferred Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                   EXHIBIT A-1

             [FORM OF CONVERTIBLE PREFERRED SECURITY CERTIFICATE]

     [IF THE CONVERTIBLE PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE INSERT
- THIS CONVERTIBLE PREFERRED SECURITY IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE DECLARATION HEREIN AFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") OR A NOMINEE OF THE DEPOSITARY. THIS CONVERTIBLE PREFERRED SECURITY IS EXCHANGEABLE FOR CONVERTIBLE PREFERRED SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS CONVERTIBLE PREFERRED SECURITY (OTHER THAN A TRANSFER OF THIS CONVERTIBLE PREFERRED SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

     UNLESS THIS CONVERTIBLE PREFERRED SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW
YORK) TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CONVERTIBLE PREFERRED SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

CERTIFICATE NUMBER:

NUMBER OF CONVERTIBLE PREFERRED SECURITIES:

CUSIP NO.:  [                        ]

[COMMON CODE:  .  - ONLY IF REGULATION S]



                                      A1-1

           Certificate Evidencing Convertible Preferred Securities

                                       of

                            VIATEL FINANCING TRUST I

     [PRIOR TO THE TRANSFER RESTRICTION TERMINATION DATE, ANY CERTIFICATE EVIDENCING A CONVERTIBLE PREFERRED SECURITY SHALL BEAR A LEGEND IN SUBSTANTIALLY THE FOLLOWING FORM, UNLESS OTHERWISE AGREED BY THE REGULAR TRUSTEES (WITH WRITTEN NOTICE TO THE INSTITUTIONAL TRUSTEE): THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION) RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR IF THIS SECURITY IS
CONVERTIBLE INTO COMMON STOCK THE COMMON STOCK ISSUABLE UPON CONVERSION OR EXCHANGE OF THIS SECURITY EXCEPT (A) TO VIATEL, INC. (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) TO AN "INSTITUTIONAL ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES
ACT) THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE FOR THE CONVERTIBLE PREFERRED SECURITIES OR THE CONVERTIBLE DEBENTURES, AS THE CASE MAY BE (OR, IF THIS CERTIFICATE EVIDENCES COMMON STOCK, THE TRANSFER AGENT FOR THE COMMON STOCK), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR TRANSFER AGENT), (E) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (F) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE FOR THE CONVERTIBLE



                                      A1-2

PREFERRED SECURITIES OR THE CONVERTIBLE DEBENTURES, AS THE CASE MAY BE (OR, IF THIS CERTIFICATE EVIDENCES COMMON STOCK, SUCH HOLDER MUST FURNISH TO THE TRANSFER AGENT SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR VIATEL FINANCIAL TRUST I (THE "TRUST") MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES
ACT). IF THIS CERTIFICATE DOES NOT EVIDENCE COMMON STOCK AND IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE FOR THE CONVERTIBLE PREFERRED SECURITIES OR THE CONVERTIBLE DEBENTURES, AS THE CASE MAY BE, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR THE TRUST MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.]

     7 3/4% Trust Convertible Preferred Securities (liquidation amount $50 per Trust Convertible Preferred Security)

     Viatel Financing Trust I, a statutory business trust created under the laws of the State of Delaware (the "TRUST"), hereby certifies that __________________ (the "HOLDER") is the registered owner of convertible preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 7% Trust Convertible Preferred Securities (liquidation amount $50 per Trust Convertible Preferred Security) (the "CONVERTIBLE PREFERRED SECURITIES"). The Convertible Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer.

     The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Convertible Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of April 12, 2000, as the same may be amended from time to time (the "DECLARATION"), including the designation of the terms of the Convertible Preferred Securities as set forth in Annex I to the Declaration.



                                      A1-3

     Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Convertible Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Convertible Preferred Securities Guarantee and the Indenture to the Holder without charge upon written request to the Trust at its principal place of business.

     Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

     By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Convertible Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

     Unless the Institutional Trustee's Certificate of Authentication hereon has been properly executed, these Convertible Preferred Securities shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Trust has executed this certificate this 12th day of April, 2000.

                                    Viatel Financing Trust I

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:  Regular Trustee
                                       Solely as trustee and not in his
                                       individual capacity



                                      A1-4

                   [FORM OF CERTIFICATE OF AUTHENTICATION]

            INSTITUTIONAL TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Convertible Preferred Securities referred to in the within-mentioned Declaration.

Dated:  April __, 2000

THE BANK OF NEW YORK,
as Institutional Trustee                  or as Authentication Agent

By:                                       By:
   -------------------------------           -----------------------------------
   Authorized Signatory                      Authorized Signatory



                                      A1-5

                          [FORM OF REVERSE OF SECURITY]

     Distributions payable on each Convertible Preferred Security will be fixed at a rate per annum of 7 3/4% (the "COUPON RATE") of the stated liquidation amount of $50 per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

     Except as otherwise described below, Distributions on the Convertible Preferred Securities will be cumulative, will accrue from April 12, 2000 and will be payable quarterly in arrears, on January 15, April 15, July 15 and October 15 of each year, commencing on July 15, 2000, which payment dates shall correspond to the interest payment dates on the Debentures, to Holders of record at the close of business on the regular record date for such Distribution which shall be the close of business 15 days prior to such Distribution payment date unless otherwise provided in the Declaration. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "EXTENSION PERIOD"); provided that no Extension Period shall last beyond the date of the maturity or any redemption date of the Debentures and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity or any redemption date of the Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

     The Convertible Preferred Securities shall be redeemable as provided in the Declaration.

     The Convertible Preferred Securities shall be convertible into shares of Common Stock, through (i) the exchange of Convertible Preferred Securities for a portion of the Debentures and (ii) the immediate conversion of such Debentures into Debenture Issuer Common Stock, in the manner and according to the terms set forth in the Declaration.



                                      A1-6

                               CONVERSION REQUEST

To:   The Bank of New York,
      as Institutional Trustee of Viatel Financing Trust I

     The undersigned  owner of these  Convertible  Preferred  Securities  hereby irrevocably exercises the option to convert these Convertible Preferred Securities, or the portion below designated, into Common Stock of Viatel, Inc. (the "COMMON STOCK") in accordance with the terms of the Amended and Restated Declaration of Trust (the "DECLARATION"), dated as of April 12, 2000, by Michael
J. Mahoney, Allan L. Shaw and James P. Prenetta, as Regular Trustees, The Bank of New York (Delaware), as Delaware Trustee, The Bank of New York, as Institutional Trustee, Viatel, Inc., as Sponsor, and by the Holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert these Convertible Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Convertible Preferred Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Convertible Preferred Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Debentures on behalf of the undersigned, into Common Stock (at the conversion rate specified in the terms of the Convertible Preferred Securities set forth as Annex I to the Declaration).

     The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date: _______________, ____

                          in whole _____ in part _____

                          Number of Convertible Preferred Securities to be converted: ____________________

                          If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Common Stock are to be issued, along with the address or addresses of such person or persons



                                      A1-7

                          ------------------------------------------------------
                          ------------------------------------------------------
                          ------------------------------------------------------
                          ------------------------------------------------------
                          ------------------------------------------------------

                          ------------------------------------------------------
                          Signature (for conversion only)

                          Please Print or Typewrite Name and Address, Including Zip Code, and Social Security or Other Identifying Number


                          ------------------------------------------------------
                          ------------------------------------------------------
                          ------------------------------------------------------
                          Signature Guarantee:/*/-------------------------------


--------------------

     /*/(Signature must be guaranteed by an "eligible guarantor institution," that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Conversion Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Conversion Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)


                                      A1-8

                [FORM OF ASSIGNMENT FOR DEFINITIVE CONVERTIBLE
                             PREFERRED SECURITY]

For value received, ______________________ hereby sell(s), assign(s) and transfer(s) unto ________________________________________________________
(Please insert social security or other taxpayer identification number of assignee.)

the within security and hereby irrevocably constitutes and appoints ____________ attorney to transfer the said security on the books of the Company, with full power of substitution in the premises.

In connection with any transfer of the within security occurring prior to the Transfer Restriction Termination Date, the undersigned confirms that such security is being transferred:

      [_]  To Viatel, Inc. or a subsidiary thereof; or

      [_] Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

      [_] To an Institutional Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

      [_] Pursuant to and in compliance with Regulation S under the Securities Act of 1933, as amended; or

      [_] Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended; or

      [_]  Pursuant to an effective registration statement.

and unless the box below is checked, the undersigned confirms that such security is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "AFFILIATE"):








                                      A1-9

      [_]  The transferee is an Affiliate of the Company.

Dated: ___________________________

Signature(s)                        --------------------------------------------


                                    --------------------------------------------


                                    --------------------------------------------
                                    Signature Guarantee/*/

NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of this Security in every particular without alteration or enlargement or any change whatever.


-------------------

     /*/ (Signature must be guaranteed by an "eligible guarantor institution," that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Conversion Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Conversion Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)



                                     A1-10

                                   SCHEDULE I

            CHANGES TO NUMBER OF CONVERTIBLE PREFERRED SECURITIES
                               IN GLOBAL SECURITY

                   Number of Convertible
                  Preferred Securities by
                     which this Global
                     Security Is To Be     Remaining Convertible
                   Reduced or Increased,   Preferred Securities
                      and Reason for        Represented by this     Notation
    Date           Reduction or Increase      Global Security       Made By
-----------       -----------------------  ---------------------    --------








                                     A1-11

                                   EXHIBIT A-2

                       FORM OF COMMON SECURITY CERTIFICATE

CERTIFICATE NUMBER:

NUMBER OF COMMON SECURITIES:

                   Certificate Evidencing Common Securities

                                       of

                            VIATEL FINANCING TRUST I

                            7 3/4% Common Securities
                  (liquidation amount $50 per Common Security)

     THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD UNLESS SUCH OFFER AND SALE ARE REGISTERED UNDER OR ARE EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT. THE TRANSFER OF THE SECURITY EVIDENCED HEREBY IS ALSO SUBJECT TO THE RESTRICTIONS SET FORTH IN THE DECLARATION REFERRED TO BELOW.

     Viatel Financing Trust I, a statutory business trust created under the laws of the State of Delaware (the "TRUST"), hereby certifies that Viatel, Inc. (the "HOLDER") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 7 3/4% Common Securities (liquidation amount $50 per Common Security) (the "COMMON SECURITIES"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer.

     The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of April 12, 2000, as the same may be amended from time to time (the "DECLARATION"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration.

     Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.



                                      A2-1

     Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

     By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

     IN WITNESS WHEREOF, the Trust has executed this certificate this 12th day of April, 2000.

                                 Viatel Financing Trust I

                                 By: _____________________________
                                     Name:
                                     Title: Regular Trustee
                                     Solely as trustee and not in his individual
                                     capacity



                                      A2-2

                          [FORM OF REVERSE OF SECURITY]

     Distributions payable on each Common Security will be fixed at a rate per annum, of 7 3/4% (the "COUPON RATE") of the stated liquidation amount of $50 per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed 30-day per month.

     Except as otherwise described below, Distributions on the Common Securities will be cumulative, will accrue from April 12, 2000 and will be payable quarterly in arrears, on January 15, April 15, July 15 and October 15 of each year, commencing on July 15, 2000, which payment dates shall correspond to the interest payment dates on the Debentures, to Holders of record at the close of business on the regular record date for such Distribution which shall be the close of business 15 days prior to such Distribution payment date unless otherwise provided in the Declaration. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "EXTENSION PERIOD"), provided that no Extension Period shall last beyond the date of maturity of the Debentures and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the date of maturity of the Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

     The Common Securities shall be redeemable as provided in the Declaration.

     The Common Securities shall be convertible into shares of Common Stock, through (i) the exchange of Common Securities for a portion of the Debentures and (ii) the immediate conversion of such Debentures into Debenture Issuer Common Stock, in the manner and according to the term set forth in the Declaration.



                                      A2-3

                               CONVERSION REQUEST

To:  The Bank of New York,
     as Institutional Trustee of Viatel Financing Trust I

     The undersigned owner of these Common Securities hereby irrevocably exercises the option to convert these Common Securities, or the portion below designated, into Common Stock of Viatel, Inc. (the "COMMON STOCK") in accordance with the terms of the Amended and Restated Declaration of Trust (the "DECLARATION"), dated as of April 12, 2000, by Michael J. Mahoney, Allan L. Shaw and James P. Prenetta, as Regular Trustees, The Bank of New York (Delaware), as Delaware Trustee, The Bank of New York, as Institutional Trustee, Viatel, Inc., as Sponsor, and by the Holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert these Common Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Common Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Common Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Debentures on behalf of the undersigned, into Common Stock (at the conversion rate specified in the terms of the Common Securities set forth as Annex I to the Declaration).

     The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date:  _______________, ____

                  in whole _____ in part _____

                  Number of Common Securities to be converted:

                  --------------------


                                      A2-4

                  If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Common Stock are to be issued, along with the address or addresses of such person or persons



                  --------------------------------------------------------------
                  --------------------------------------------------------------
                  --------------------------------------------------------------
                  --------------------------------------------------------------
                  --------------------------------------------------------------



                  --------------------------------------------------------------
                  Signature (for conversion only)

                  Please Print or Typewrite Name and Address,
                  Including Zip Code, and Social Security or Other Identifying Number


                  --------------------------------------------------------------
                  --------------------------------------------------------------
                  --------------------------------------------------------------

                  Signature Guarantee:/*/ __________________________

     /*/ (Signature must be guaranteed by an "eligible guarantor institution," that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Conversion Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Conversion Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)



                                      A2-5

                       [FORM OF ASSIGNMENT FOR SECURITY OR
                 COMMON STOCK ISSUABLE UPON CONVERSION THEREOF]

For value received ______________________ hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
(Please insert social security or other taxpayer identification number of assignee.)

the within security and hereby irrevocably constitutes and appoints ____________ attorney to transfer the said security on the books of the Company, with full power of substitution in the premises.

In connection with any transfer of the within security occurring prior to the Transfer Restriction Termination Date, the undersigned confirms that such security is being transferred:

      [_]   To Viatel, Inc. or a subsidiary thereof; or

      [_] Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

      [_] To an Institutional Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

      [_] Pursuant to and in compliance with Regulation S under the Securities Act of 1933, as amended; or

      [_] Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended; or

      [_]   Pursuant to an effective registration statement.

and unless the box below is checked, the undersigned confirms that such security is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "AFFILIATE"):











                                      A2-6

      [_]   The transferee is an Affiliate of the Company.

Dated: ____________________________

Signature(s)
                                          --------------------------------------


                                          --------------------------------------


                                          --------------------------------------
                                          Signature Guarantee/*/

NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of this Security in every particular without alteration or enlargement or any change whatever.

----------------------

     /*/ (Signature must be guaranteed by an "eligible guarantor institution," that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Conversion Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Conversion Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)



                                      A2-7

                                    EXHIBIT B


                         [FORM OF CONVERTIBLE DEBENTURE]

                                    EXHIBIT C


                          [FORM OF PLACEMENT AGREEMENT]























                                     C-1